[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THIRD QUARTER REPORT

JUNE 30, 2005

[OAKMARK LOGO]

ADVISED BY HARRIS ASSOCIATES L.P.

THE OAKMARK FUNDS

2005 THIRD QUARTER REPORT

PRESIDENT'S LETTER                                                                   1

SUMMARY INFORMATION                                                                  2

COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                                   4

THE OAKMARK FUND
   Letter from the Portfolio Managers                                                6
   Schedule of Investments                                                           7

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                                               11
   Schedule of Investments                                                          12

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                                               14
   Schedule of Investments                                                          17

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                                               23
   Global Diversification Chart                                                     25
   Schedule of Investments                                                          26

COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS                   31

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                                               32
   International Diversification Chart                                              33
   Schedule of Investments                                                          34

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                                               40
   International Diversification Chart                                              42
   Schedule of Investments                                                          43

OAKMARK PHILOSOPHY AND PROCESS                                                      51

THE OAKMARK GLOSSARY                                                                52

TRUSTEES AND OFFICERS                                                               53

                      FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PRESIDENT'S LETTER

DEAR FELLOW SHAREHOLDERS,

[PHOTO OF JOHN R. RAITT]

World stock markets produced mixed results again in the second quarter, with the broad domestic market indices showing small single-digit gains and with international indices declining. Year-to-date, international and domestic indices have declined. Our Funds also produced mixed absolute returns for the quarter and year-to-date; however, most of our Funds have outperformed their benchmarks year-to-date.

Consistent with our bottom-up approach to picking stocks, we view the year-to-date decline in stock prices as an opportunity. Interest rates remain at historically low levels. Corporate profits and cash flow are growing at healthy rates, and corporate balance sheets continue to improve. Business value growth has been strong for most of the companies we follow. Due to lower stock prices and solid value growth, we are able to find a larger number of stocks selling at large discounts to intrinsic value. Consequently, we are more optimistic about our stocks' future returns, particularly relative to bonds.

Importantly, as highlighted in some of this quarter's portfolio manager letters, we have also seen compression in stock valuations that has left many high quality companies priced at the same levels as average companies. As a result, we have been able to upgrade the quality of our holdings at little cost. If we have properly judged the quality of these businesses, we believe their premium valuation should eventually return, and they should outperform market averages.

QUALITY SHAREHOLDER COMMUNICATIONS

Frequent, open, and thoughtful communications with shareholders are important to us when we select companies to invest in. Maintaining the same high quality communications with our shareholders has always been one of the cornerstones of our business philosophy at The Oakmark Funds. We believe that an educated investor, who understands and shares our patient, long-term approach to investing, is a better investor. We constantly focus on how to provide useful and informative communications. In particular, our portfolio managers reflect long and hard about how to make their quarterly report letters topical, insightful, and timely.

We also make every effort to deliver our communications as quickly as possible. We pride ourselves on consistently being among the first mutual fund families to release our quarterly commentary and reports. Unfortunately, however, the logistics of even the best printing and mailing schedules mean that most of you are receiving your printed Oakmark quarterly report halfway into the next quarter. So much for "timely" commentary...!

There is a solution, however, for those of you interested in receiving information sooner. Our portfolio manager letters and portfolio holdings are usually posted to the "Commentary" section of our website (www.oakmark.com) by the end of the second week of each quarter, and quarterly reports are typically posted in the "Literature" section by the end of the month. For those of you interested in receiving e-mail notifications of the postings and other Oakmark news, you may use the "Join Our Mailing List" section of our home page. Signing up is easy. Of course, we set high standards for the information that we send, and we do not give anyone else access to your e-mail address.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.


/s/ John R. Raitt

JOHN R. RAITT
PRESIDENT OF THE OAKMARK FUNDS
PRESIDENT AND CEO OF HARRIS ASSOCIATES L.P.

THE OAKMARK FUNDS

SUMMARY INFORMATION

                                                                                                   THE OAKMARK
                                 THE OAKMARK                      THE OAKMARK                   EQUITY AND INCOME
PERFORMANCE FOR PERIOD          FUND--CLASS I                 SELECT FUND--CLASS I                FUND--CLASS I
ENDED JUNE 30, 2005(1)             (OAKMX)                         (OAKLX)                           (OAKBX)
----------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                               0.22%                              -0.27%                           2.83%
----------------------------------------------------------------------------------------------------------------------------
1 YEAR                                  5.60%                               8.61%                           6.24%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
 RETURN FOR:

  3 YEAR                                7.15%                               9.49%                          10.45%
----------------------------------------------------------------------------------------------------------------------------
  5 YEAR                               10.70%                              13.69%                          13.03%
----------------------------------------------------------------------------------------------------------------------------
  10 YEAR                               9.92%                                N/A                             N/A
----------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                      15.92%                              19.31%                          13.78%
                                     (8/5/91)                           (11/1/96)                       (11/1/95)
----------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY             Washington                         Washington                      Burlington
HOLDINGS AS OF               Mutual, Inc.            2.9%       Mutual, Inc.         15.2%      Resources Inc.           4.3%
JUNE 30, 2005(2)            H&R Block, Inc.          2.6%      H&R Block, Inc.        8.1%     XTO Energy, Inc.          3.8%
                            Yum! Brands, Inc.        2.6%      Yum! Brands, Inc.      8.0%     Nestle SA                 2.7%
                            Liberty Media                      First Data                      EchoStar
COMPANY AND % OF TOTAL       Corporation, Class A    2.4%       Corporation           5.3%      Communications
NET ASSETS                  McDonald's                         Burlington                       Corporation, Class A     2.7%
                             Corporation             2.3%       Resources Inc.        4.7%     Diageo plc                2.7%
----------------------------------------------------------------------------------------------------------------------------
SECTOR                      Consumer                           Consumer                        U.S. Government
ALLOCATION AS OF             Discretionary          45.4%       Discretionary        48.8%      Securities              32.3%
JUNE 30, 2005               Financials              15.9%      Financials            24.5%     Energy                   12.0%
                            Consumer Staples        12.0%      Information                     Consumer
                            Information                         Technology            9.9%      Discretionary           11.1%
SECTOR AND %                 Technology              8.4%      Health Care            7.2%     Consumer Staples         10.2%
OF MARKET VALUE             Industrials              7.3%      Energy                 5.2%     Industrials              10.1%
                            Health Care              6.6%      Industrials            4.4%     Financials                8.8%
                            Energy                   4.4%                                      Health Care               7.7%
                                                                                               Foreign Government
                                                                                                Securities               4.6%
                                                                                               Information
                                                                                                Technology               2.7%
                                                                                               Materials                 0.5%
----------------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

                                                                 THE OAKMARK                          THE OAKMARK
                                THE OAKMARK                     INTERNATIONAL                         INTERNATIONAL
PERFORMANCE FOR PERIOD     GLOBAL FUND--CLASS I                 FUND--CLASS I                    SMALL CAP FUND--CLASS I
ENDED JUNE 30, 2005(1)           (OAKGX)                           (OAKIX)                               (OAKEX)
----------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                               0.64%                              -0.05%                          -2.65%
----------------------------------------------------------------------------------------------------------------------------
1 YEAR                                 11.13%                              15.24%                          20.71%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
 RETURN FOR:

  3 YEAR                               18.12%                              12.11%                          19.20%
----------------------------------------------------------------------------------------------------------------------------
  5 YEAR                               17.94%                               8.93%                          15.48%
----------------------------------------------------------------------------------------------------------------------------
  10 YEAR                                N/A                               11.23                             N/A
----------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                      15.72%                              12.06%                          12.75%
                                     (8/4/99)                           (9/30/92)                       (11/1/95)
----------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY             Diageo plc               4.8%      GlaxoSmithKline plc    3.6%     Carpetright plc           4.6%
HOLDINGS AS OF              Burlington                         Bayerische Motoren              Interpump
JUNE 30, 2005(2)             Resources Inc.          4.1%       Werke (BMW) AG        3.4%      Group S.p.A              3.8%
                            Nestle SA                4.0%      Diageo plc             3.3%     Saurer AG                 3.5%
                            Bank of Ireland          3.8%      SK Telecom Co., Ltd.   3.2%     Matalan PLC               3.0%
COMPANY AND % OF TOTAL      Takeda                             Bank of Ireland        3.2%     Julius Baer
NET ASSETS                   Pharmaceutical                                                     Holding Ltd.,
                             Company Limited         3.7%                                       Class B                  2.8%
----------------------------------------------------------------------------------------------------------------------------
SECTOR                      Consumer                           Financials            25.8%     Industrials              27.8%
ALLOCATION AS OF             Discretionary          20.4%      Consumer                        Consumer
JUNE 30, 2005               Health Care             15.3%       Discretionary        20.3%      Discretionary           20.3%
                            Financials              14.7%      Consumer Staples      17.3%     Information
                            Consumer Staples        14.5%      Health Care           10.5%      Technology              19.1%
SECTOR AND %                Information                        Materials              8.0%     Financials               13.7%
OF MARKET VALUE              Technology             10.9%      Telecommunication               Materials                 7.0%
                            Industrials             10.0%       Services              7.6%     Health Care               5.4%
                            Telecommunication                  Industrials            7.1%     Consumer Staples          5.0%
                             Services                5.2%      Energy                 1.9%     Telecommunication
                            Materials                4.7%      Information                      Services                 1.7%
                            Energy                   4.3%       Technology            1.5%
----------------------------------------------------------------------------------------------------------------------------

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

[PHOTO OF WILLIAM C. NYGREN]

It's unusual for a book about economics to be described as "eminently readable." It's also unusual, perhaps with cause, for a book about economics to make the NEW YORK TIMES bestseller list. But that's exactly what's happened to FREAKONOMICS(3) by Steven Levitt and Stephen Dubner. Levitt is the unorthodox economics teacher at the University of Chicago who was named the best American economist under the age of forty. He has little interest in GDP, the stock market, or currency exchange rates. Instead, he uses economics to explain everyday human behavior. As Levitt says, "When moral posturing is replaced by an honest assessment of the data, the result is often a new, surprising insight. Morality, it could be argued, represents the way that people would like the world to work--whereas economics represents how it actually DOES work." He goes on to list several fundamental ideas that drive his thinking. First, "Incentives are the cornerstone of modern life. And understanding them... is the key to solving just about any riddle." Second, "The conventional wisdom is often wrong." Levitt uses these and other principles to examine a series of off-the-wall topics such as the accuracy of on-line dating ads.

Conventional wisdom would suggest that wealthy men and attractive, thin, blond women would have above-average response rates. In fact, they do. (Conventional wisdom isn't always wrong!) So, given that they have an incentive to lie, do on-line daters still tell the truth? The percentage claiming to earn over $200,000 per year is four times the national average. Over 70% claim to possess above-average looks and weigh twenty pounds below the national average. And 28% of on-line daters claim to be blond, far exceeding the percentage of blonds in the U.S. population. When there's incentive to lie, and the data skew strongly in the incentified direction, Levitt concludes honesty has been abandoned. His analysis of varied topics includes teachers inflating test scores, sumo wrestlers intentionally losing matches, and realtors getting better prices for their own homes than for their clients' homes. He challenges conventional wisdom on issues such as the profit potential in selling illegal drugs and the impact that additional police have on reducing crime. Despite being a fun, quick read--I read most of it during a day of standby jury duty--FREAKONOMICS is a book that challenges the reader to be a more disciplined thinker.

Levitt's disciplined thought, analysis of incentives, and willingness to challenge conventional thinking showed parallels to The Oakmark Funds' approach to investing. Implementing our investment philosophy, which is always printed at the top of this report, requires disciplined thought. We need discipline to focus consistently on the long-term. Temptation is strong to let news flow and short-term results drive one's investment choices, but history has shown that abandoning long-term thinking in an attempt to boost short-term results is almost always counter-productive. Discipline is also required to invest only in those companies selling at significant discounts to intrinsic value. Many e-mails from shareholders remind us of the fact that our recent performance would have been better if we had more exposure to such areas as electric utilities or commodity cyclic companies, and they encourage us to buy those stocks now. Clearly these e-mails are driven by a rear-view mirror, or momentum, thought process as opposed to a forward-looking, value approach. I remember one specific letter from six years ago begging us to own just a few technology stocks to help our short-term performance. Staying true to our discipline in 1999--and avoiding investing in any companies we deemed to be fully valued or over-valued--probably had the greatest positive impact on portfolio returns of any decision we've ever made.

INCENTIVES ARE THE CORNERSTONE OF MODERN LIFE

In FREAKONOMICS, Levitt is always examining incentives--incentives to work, to cheat, or to obey the law. In one chapter, he examined the problem of late pickups at a daycare center. The moral pressure to pick up children by the scheduled time was proving inadequate, and late pickups were becoming a business problem for the daycare center. To encourage better promptness, the center introduced a schedule of small fines for tardy pickups. The surprising result was that late pickups increased--a small financial disincentive was inadequate relative to the more significant disincentive of guilt from breaking the implied contract for timely pickups. The solution? The financial penalty needed to be larger--large enough that parents strove to avoid it and that the daycare center could profit from parents being late.

At Oakmark, we dedicate a good part of our analysis to understanding management incentives. Though managements have a moral contract with their public shareholders to maximize long-term business value, we feel more confident when managers also have a strong personal economic incentive to maximize value. A corporate CEO receives numerous streams of value for his or her performance: monetary rewards such as salary, bonus, and options, as well as non-monetary rewards such as lifestyle fringe benefits, community status, and fame. We want to make sure that the economic gain a manager receives when business value increases (through stock ownership, bonuses, and options) outweighs the values that accrue simply from longevity or size. It is important to us that, when key decisions are faced, a manager thinks like an owner. And as Levitt says, you can solve almost any riddle once you understand the incentives. For most of our holdings, starting with the largest, Washington Mutual, the CEO's largest personal investment is in his own stock.

CHALLENGE CONVENTIONAL WISDOM

A point that Levitt makes throughout FREAKONOMICS is that one should consider the possibility that conventional wisdom is wrong. He points out that the sources for conventional wisdom are often biased and have a vested interest in seeing their view of the world become the consensus. He challenges us to consider the lack of evidence that children who watch more television perform worse in school or that drinking eight glasses of water per day is healthier than drinking eight glasses of other liquids. Applying his skepticism to the markets, one might question the motivation of the financial media telling its viewers and readers that each day's news has life-or-death importance to their investment portfolios. Do pundits honestly believe this, or are they motivated by increased ratings and circulation? Almost by definition, a value investor is frequently investing against the conventional wisdom. Whereas conventional wisdom generally believes that recent trends will continue, value investors often believe they will reverse.

Extrapolating recent performance, it seems that two of today's strongest consensus beliefs are that it isn't worth paying up for quality businesses and that stocks will not provide adequate returns from current levels. Not surprisingly, we reject both ideas. Typically, higher quality businesses sell at somewhat higher P/E(4) multiples than do lower quality businesses. Five years ago, those premiums became excessively large as high quality, large-cap stocks frequently commanded P/E multiples more than twice that of the market. From that level, those businesses needed exceptional earnings growth just to produce average stock returns. Today, many of those same high-quality companies are priced in-line with the market. Now, average performance by these businesses is all that is required to produce average returns for the stocks. We think most will perform better than that, and if we are right, premium P/E's should return. As for the overall market, trailing five-year returns are still negative, and year-to-date returns on bonds have far exceeded stocks. We started the year thinking stocks were less fully priced than bonds, and there has been no fundamental news that has altered our view. The continued out-performance of bonds only strengthens our conviction that from today, stocks are likely to achieve long-term returns significantly higher than bonds do.

Best wishes,


/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER
bnygren@oakmark.com

THE OAKMARK FUND

REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN AND KEVIN G. GRANT]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)

                      THE OAKMARK
                     FUND (CLASS I)           S & P 500
  8/5/1991             $   10,000             $   10,000
 9/30/1991             $   11,050             $   10,066
12/31/1991             $   13,020             $   10,909
 3/31/1992             $   14,690             $   10,634
 6/30/1992             $   15,230             $   10,836
 9/30/1992             $   16,800             $   11,178
12/31/1992             $   19,386             $   11,741
 3/31/1993             $   20,927             $   12,253
 6/30/1993             $   21,494             $   12,313
 9/30/1993             $   23,095             $   12,631
12/31/1993             $   25,300             $   12,924
 3/31/1994             $   24,242             $   12,434
 6/30/1994             $   24,951             $   12,486
 9/30/1994             $   26,663             $   13,097
12/31/1994             $   26,138             $   13,095
 3/31/1995             $   28,539             $   14,370
 6/30/1995             $   30,303             $   15,741
 9/30/1995             $   32,841             $   16,992
12/31/1995             $   35,134             $   18,015
 3/31/1996             $   36,386             $   18,982
 6/30/1996             $   37,661             $   19,834
 9/30/1996             $   37,945             $   20,447
12/31/1996             $   40,828             $   22,152
 3/31/1997             $   42,456             $   22,746
 6/30/1997             $   48,917             $   26,716
 9/30/1997             $   52,009             $   28,717
12/31/1997             $   54,132             $   29,542
 3/31/1998             $   59,517             $   33,663
 6/30/1998             $   57,909             $   34,775
 9/30/1998             $   49,899             $   31,316
12/31/1998             $   56,155             $   37,985
 3/31/1999             $   55,888             $   39,877
 6/30/1999             $   62,332             $   42,688
 9/30/1999             $   53,882             $   40,023
12/31/1999             $   50,277             $   45,977
 3/31/2000             $   45,767             $   47,032
 6/30/2000             $   46,950             $   45,783
 9/30/2000             $   49,815             $   45,339
12/31/2000             $   56,201             $   41,791
 3/31/2001             $   60,342             $   36,837
 6/30/2001             $   65,927             $   38,993
 9/30/2001             $   59,986             $   33,269
12/31/2001             $   66,479             $   36,824
 3/31/2002             $   69,250             $   36,926
 6/30/2002             $   63,463             $   31,979
 9/30/2002             $   52,927             $   26,454
12/31/2002             $   56,902             $   28,686
 3/31/2003             $   54,576             $   27,783
 6/30/2003             $   63,826             $   32,059
 9/30/2003             $   64,034             $   32,907
12/31/2003             $   71,301             $   36,914
 3/31/2004             $   72,327             $   37,539
 6/30/2004             $   73,941             $   38,186
 9/30/2004             $   73,467             $   37,473
12/31/2004             $   79,667             $   40,931
 3/31/2005             $   77,913             $   40,052
 6/30/2005             $   78,084             $   40,600

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                          (AS OF 6/30/05)

                                                                    SINCE
                         TOTAL RETURN                             INCEPTION
                        LAST 3 MONTHS*   1-YEAR  5-YEAR  10-YEAR   (8/5/91)
---------------------------------------------------------------------------
OAKMARK FUND (CLASS I)       0.22%        5.60%  10.70%     9.92%  15.92%
S&P 500                      1.37%        6.32%  -2.37%     9.93%  10.60%
Dow Jones Average(6)        -1.63%        0.86%   1.76%    10.63%  11.65%
Lipper Large Cap
Value Index(7)               1.33%        8.75%   1.93%     9.52%  10.42%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Fund was flat for the quarter compared to a 1% increase in the S&P
500. Positive performances included H&R Block, Black & Decker, and Aflac, each of which benefited from strong sales and increased earnings. Unfortunately, those positives were offset by declines in Harley Davidson, McDonald's, and Limited Brands, all of which suffered from weaker than expected sales. That's just the kind of market it's been this year - one step forward, one step back.

During the quarter we sold one stock, Amerisource Bergen, and we added two new holdings--both technology stocks. Like many value managers, The Oakmark Fund has had de minimis technology holdings for many years. Unlike many value managers, we don't have a permanent bias against the tech sector. Our concern has simply been valuation levels. We believe industry leaders serving above-average growth markets are attractive businesses if they are likely to remain leaders many years from now. These businesses become stock purchase candidates, regardless of industry, if we don't have to pay a large P/E(4) premium. One such purchase is described below. The other, Texas Instruments, is described on our website (www.oakmark.com).

HEWLETT-PACKARD (HPQ-$24)

Hewlett-Packard is the world's largest manufacturer of computer printers and related supplies as well as the leader in digital printing. Back in 2000, when market leaders commanded extreme multiples, HPQ hit its all-time high price of $78. Like most technology leaders, HPQ subsequently suffered a large decline in its stock price. By the end of August 2001, HPQ had fallen to a price of $23. At that time, Hewlett-Packard was a small factor in PCs and realized it should either exit the business or expand. Unfortunately, management chose the wrong path and merged with Compaq Computer. The stock immediately fell another 19%. Since then, the Imaging and Printing Group at Hewlett-Packard has continued to grow, earning 44% more in 2004 than in 2000, and is still the crown jewel of the company. The PC business is still a mess. At the end of March, HPQ named Mark Hurd as its new CEO. Mark has an enviable track record, having turned around NCR Corp. Currently, HPQ stock sells at about a market multiple, the printing business appears to be worth at least the stock price, and cost cutting opportunities appear to be numerous. We don't pretend to know which path will maximize HPQ's value, but we are confident Mark will put them on it.

Best wishes,

/s/ William C. Nygren              /s/ Kevin G. Grant

WILLIAM C. NYGREN, CFA             KEVIN G. GRANT, CFA
Portfolio Manager                  Portfolio Manager
bnygren@oakmark.com                kgrant@oakmark.com

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2005 (UNAUDITED)

NAME                                                                    SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.2%

APPAREL RETAIL--3.9%
    The Gap, Inc.                                                         7,066,700   $   139,567,325
    Limited Brands                                                        5,728,047       122,694,767
                                                                                      ---------------
                                                                                          262,262,092

BROADCASTING & CABLE TV--8.3%
    Liberty Media Corporation, Class A (a)                               16,199,400   $   165,071,886
    The DIRECTV Group, Inc. (a)                                           9,700,000       150,350,000
    Comcast Corporation, Special Class A (a)                              4,725,000       141,513,750
    EchoStar Communications Corporation, Class A                          3,675,000       110,801,250
                                                                                      ---------------
                                                                                          567,736,886

DEPARTMENT STORES--2.3%
    Kohl's Corporation (a)                                                2,750,500   $   153,780,455

HOME IMPROVEMENT RETAIL--2.2%
    The Home Depot, Inc.                                                  3,781,500   $   147,100,350

HOMEBUILDING--1.9%
    Pulte Homes, Inc.                                                     1,500,000   $   126,375,000

HOUSEHOLD APPLIANCES--2.1%
    The Black & Decker Corporation                                        1,622,200   $   145,754,670

HOUSEWARES & SPECIALTIES--2.3%
    Fortune Brands, Inc.                                                  1,745,600   $   155,009,280

LEISURE PRODUCTS--1.0%
    Mattel, Inc.                                                          3,874,300   $    70,899,690

MOTORCYCLE MANUFACTURERS--2.0%
    Harley-Davidson, Inc.                                                 2,762,500   $   137,020,000

MOVIES & ENTERTAINMENT--6.7%
    Viacom Inc., Class B                                                  4,879,490   $   156,241,270
    Time Warner Inc. (a)                                                  8,997,700       150,351,567
    The Walt Disney Company                                               5,950,000       149,821,000
                                                                                      ---------------
                                                                                          456,413,837

PUBLISHING--2.6%
    Gannett Co., Inc.                                                     1,684,500   $   119,818,485
    Knight-Ridder, Inc.                                                     916,000        56,187,440
                                                                                      ---------------
                                                                                          176,005,925

RESTAURANTS--4.9%
    Yum! Brands, Inc.                                                     3,374,000   $   175,717,920
    McDonald's Corporation                                                5,700,000       158,175,000
                                                                                      ---------------
                                                                                          333,892,920

NAME                                                                    SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.2% (CONT.)

SPECIALIZED CONSUMER SERVICES--2.6%
    H&R Block, Inc.                                                       3,029,300   $   176,759,655

BREWERS--2.0%
    Anheuser-Busch Companies, Inc.                                        3,050,000   $   139,537,500

DISTILLERS & VINTNERS--1.9%
    Diageo plc (b)                                                        2,221,000   $   131,705,300

HYPERMARKETS & SUPER CENTERS--2.1%
    Wal-Mart Stores, Inc.                                                 2,900,000   $   139,780,000

PACKAGED FOODS & MEATS--4.2%
    General Mills, Inc.                                                   2,506,000   $   117,255,740
    Kraft Foods Inc., Class A                                             2,645,000        84,137,450
    H.J. Heinz Company                                                    2,310,000        81,820,200
                                                                                      ---------------
                                                                                          283,213,390

SOFT DRINKS--1.1%
    Coca-Cola Enterprises, Inc.                                           3,500,000   $    77,035,000

INTEGRATED OIL & GAS--2.2%
    ConocoPhillips                                                        2,570,670   $   147,787,818

OIL & GAS EXPLORATION & PRODUCTION--2.0%
    Burlington Resources Inc.                                             2,442,200   $   134,907,128

ASSET MANAGEMENT & CUSTODY BANKS--1.1%
    The Bank of New York Company, Inc.                                    2,700,000   $    77,706,000

DIVERSIFIED BANKS--1.9%
    U.S. Bancorp                                                          4,400,000   $   128,480,000

LIFE & HEALTH INSURANCE--1.8%
    AFLAC Incorporated                                                    2,767,000   $   119,755,760

OTHER DIVERSIFIED FINANCIAL SERVICES--4.0%
    Citigroup Inc.                                                        3,200,000   $   147,936,000
    JP Morgan Chase & Co.                                                 3,600,000       127,152,000
                                                                                      ---------------
                                                                                          275,088,000

THRIFTS & MORTGAGE FINANCE--6.1%
    Washington Mutual, Inc.                                               4,887,300   $   198,864,237
    Fannie Mae                                                            1,895,000       110,668,000
    MGIC Investment Corporation                                           1,640,600       106,999,932
                                                                                      ---------------
                                                                                          416,532,169

HEALTH CARE EQUIPMENT--2.1%
    Baxter International Inc.                                             3,900,000   $   144,690,000

                                                                       SHARES HELD/
NAME                                                                      PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--94.2% (CONT.)

PHARMACEUTICALS--4.1%
    Abbott Laboratories                                                   3,087,300   $   151,308,573
    Bristol-Myers Squibb Company                                          5,150,000       128,647,000
                                                                                      ---------------
                                                                                          279,955,573

AEROSPACE & DEFENSE--3.4%
    Raytheon Company                                                      3,000,000   $   117,360,000
    Honeywell International, Inc.                                         3,050,000       111,721,500
                                                                                      ---------------
                                                                                          229,081,500

BUILDING PRODUCTS--2.1%
    Masco Corporation                                                     4,433,600   $   140,811,136

ENVIRONMENTAL & FACILITIES SERVICES--1.4%
    Waste Management, Inc.                                                3,474,300   $    98,461,662

COMPUTER HARDWARE--2.7%
    Hewlett-Packard Company                                               3,875,000   $    91,101,250
    Sun Microsystems, Inc. (a)                                           24,370,000        90,900,100
                                                                                      ---------------
                                                                                          182,001,350

DATA PROCESSING & OUTSOURCED SERVICES--3.2%
    First Data Corporation                                                3,615,000   $   145,106,100
    Automatic Data Processing, Inc.                                       1,800,000        75,546,000
                                                                                      ---------------
                                                                                          220,652,100

OFFICE ELECTRONICS--1.2%
    Xerox Corporation (a)                                                 5,972,400   $    82,359,396

SEMICONDUCTORS--0.8%
    Texas Instruments Incorporated                                        2,000,000   $    56,140,000
    TOTAL COMMON STOCKS (COST: $5,026,547,452)                                          6,414,691,542

SHORT TERM INVESTMENTS--5.9%

U.S. GOVERNMENT BILLS--2.8%
    United States Treasury Bills, 2.695% - 3.025%
      due 7/7/2005 - 9/15/2005                                      $   190,000,000   $   189,271,060
    TOTAL U.S. GOVERNMENT BILLS (COST: $189,284,689)                                      189,271,060

REPURCHASE AGREEMENTS--3.1%
    IBT Repurchase Agreement, 2.80% dated 6/30/2005
      due 7/1/2005, repurchase price $213,016,567
      collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued interest
      of $223,650,000                                               $   213,000,000   $   213,000,000

NAME                                                                      PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.9% (CONT.)

REPURCHASE AGREEMENTS--3.1% (CONT.)
    IBT Repurchase Agreement, 2.01% dated 6/30/2005
      due 7/1/2005, repurchase price $2,547,175
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $2,674,385       $     2,547,033   $     2,547,033
                                                                                      ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $215,547,033)                                      215,547,033

    TOTAL SHORT TERM INVESTMENTS (COST: $404,831,722)                                     404,818,093

    Total Investments (Cost $5,431,379,174)--100.1%                                   $ 6,819,509,635
    Other Liabilities In Excess Of Other Assets--(0.1)%                                    (5,604,636)
                                                                                      ---------------
    TOTAL NET ASSETS--100%                                                            $ 6,813,904,999
                                                                                      ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

THE OAKMARK SELECT FUND

REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN AND HENRY R. BERGHOEF]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)

                      THE OAKMARK
                      SELECT FUND
                        (CLASS I)             S & P 500
 11/1/1996             $   10,000             $   10,000
12/31/1996             $   11,420             $   10,543
 3/31/1997             $   12,140             $   10,826
 6/30/1997             $   14,180             $   12,715
 9/30/1997             $   16,340             $   13,668
12/31/1997             $   17,704             $   14,060
 3/31/1998             $   20,078             $   16,021
 6/30/1998             $   20,462             $   16,551
 9/30/1998             $   16,936             $   14,904
12/31/1998             $   20,575             $   18,078
 3/31/1999             $   22,766             $   18,979
 6/30/1999             $   24,482             $   20,317
 9/30/1999             $   22,028             $   19,048
12/31/1999             $   23,557             $   21,882
 3/31/2000             $   25,667             $   22,384
 6/30/2000             $   24,324             $   21,790
 9/30/2000             $   27,432             $   21,578
12/31/2000             $   29,637             $   19,890
 3/31/2001             $   32,826             $   17,532
 6/30/2001             $   35,865             $   18,558
 9/30/2001             $   34,496             $   15,834
12/31/2001             $   37,359             $   17,526
 3/31/2002             $   38,306             $   17,574
 6/30/2002             $   35,206             $   15,220
 9/30/2002             $   29,720             $   12,590
12/31/2002             $   32,699             $   13,653
 3/31/2003             $   32,535             $   13,223
 6/30/2003             $   37,806             $   15,258
  9/3/2003             $   37,820             $   15,662
12/31/2003             $   42,181             $   17,569
 3/31/2004             $   43,214             $   17,866
 6/30/2004             $   42,553             $   18,174
 9/30/2004             $   42,980             $   17,835
12/31/2004             $   46,286             $   19,481
 3/31/2005             $   46,342             $   19,062
 6/30/2005             $   46,217             $   19,323

                                                 AVERAGE ANNUAL TOTAL RETURNS(1)
                                                          (AS OF 6/30/05)

                                                                         SINCE
                                     TOTAL RETURN                      INCEPTION
                                    LAST 3 MONTHS*   1-YEAR   5-YEAR   (11/1/96)
--------------------------------------------------------------------------------
OAKMARK SELECT FUND (CLASS I)          -0.27%          8.61%   13.69%   19.31%
S&P 500                                 1.37%          6.32%   -2.37%    7.90%
S&P MidCap 400(8)                       4.26%         14.03%    8.49%   14.07%
Lipper Mid Cap Value Index(9)           2.58%         13.37%   10.95%   10.90%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Select Fund had another flat quarter. The prior quarter was the first time since the Fund's inception in 1996 that we had a 0% quarter. We hope that streak ends at two!

Limited Brands and Mattel were our biggest losers. Limited Brands continued to report disappointing progress on its attempt to turnaround its Express chain. We believe that the value of Limited's Victoria's Secret and Bath & Body Works chains exceeds the price of Limited stock. Though Express has been disappointing, we believe it is worth more than zero. Mattel also reported disappointing results for their Barbie division. After a very strong Christmas, Barbie sales again declined, increasing the skepticism about long-term growth prospects. On lowered earnings estimates, Mattel sells below fifteen times expected 2005 earnings, a price we believe makes the stock attractive, and also makes it an attractive acquisition candidate.

Offsetting those disappointments was the 16% gain in our second largest holding, H&R Block (HRB). HRB was added to Oakmark Select in 2000 after the stock collapsed when it acquired the brokerage firm Olde Securities. Though the market was correct to penalize HRB for that value-destroying acquisition (which was executed by a former CEO), the stock fell by more than 100% of Olde's cost, which we judged a severe over-reaction. During the time we've owned HRB, it has had extreme reactions to news items--flat tax rumors, increased tax preparer competition, changing mortgage spreads, and so on. A five-year look back helps bring the focus back to business value. Since 2000, both its tax preparation business and its sub prime mortgage business have grown substantially more than we or others anticipated. In fact, HRB operating income has approximately doubled in five years. And importantly, there haven't been any more ill-fated acquisitions. Instead, excess cash has been used primarily to reduce shares outstanding by 20%. Although the stock has more than quadrupled in just over five years, we still find it attractive. HRB is still the dominant market share leader in tax preparation, and the cost structure at its Option One sub prime mortgage business should make it well positioned for further market share gains. Despite our belief that HRB is a superior company, it sells at only fourteen times expected year ahead earnings, about a 10% discount to the average stock.

Best wishes,


/s/ William C. Nygren              /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA             HENRY R. BERGHOEF, CFA
Portfolio Manager                  Portfolio Manager
bnygren@oakmark.com                berghoef@oakmark.com

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2005 (UNAUDITED)


NAME                                                                    SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.9%

APPAREL RETAIL--6.8%
    Limited Brands                                                        9,580,981   $   205,224,613
    The Gap, Inc.                                                        10,060,000       198,685,000
                                                                                      ---------------
                                                                                          403,909,613

BROADCASTING & CABLE TV--3.9%
    Liberty Media Corporation, Class A (a)                               23,000,000   $   234,370,000

LEISURE PRODUCTS--3.0%
    Mattel, Inc.                                                          9,670,900   $   176,977,470

MOVIES & ENTERTAINMENT--8.5%
    Time Warner Inc. (a)                                                 16,240,000   $   271,370,400
    Viacom Inc., Class B                                                  7,350,000       235,347,000
                                                                                      ---------------
                                                                                          506,717,400

PUBLISHING--2.7%
    Knight-Ridder, Inc.                                                   2,606,500   $   159,882,710

RESTAURANTS--11.9%
    Yum! Brands, Inc.                                                     9,207,000   $   479,500,560
    McDonald's Corporation                                                8,300,000       230,325,000
                                                                                      ---------------
                                                                                          709,825,560

SPECIALIZED CONSUMER SERVICES--8.1%
    H&R Block, Inc.                                                       8,259,800   $   481,959,330

OIL & GAS EXPLORATION & PRODUCTION--4.7%
    Burlington Resources Inc.                                             5,103,600   $   281,922,864

OTHER DIVERSIFIED FINANCIAL SERVICES--3.1%
    JP Morgan Chase & Co.                                                 5,250,000   $   185,430,000

SPECIALIZED FINANCE--4.3%
    Moody's Corporation                                                   5,647,200   $   253,898,112

THRIFTS & MORTGAGE FINANCE--15.1%
    Washington Mutual, Inc.                                              22,217,400   $   904,026,006

HEALTH CARE SERVICES--3.4%
    IMS Health Incorporated                                               8,303,441   $   205,676,234

PHARMACEUTICALS--3.1%
    Bristol-Myers Squibb Company                                          7,490,200   $   187,105,196

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--4.1%
    The Dun & Bradstreet Corporation (a)                                  3,934,900   $   242,586,585

DATA PROCESSING & OUTSOURCED SERVICES--5.3%
    First Data Corporation                                                7,815,400   $   313,710,156

                                                                       SHARES HELD/
NAME                                                                      PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--91.9% (CONT.)

OFFICE ELECTRONICS--3.9%
    Xerox Corporation (a)                                                16,746,400   $   230,932,856
    TOTAL COMMON STOCKS (COST: $3,621,387,391)                                          5,478,930,092

SHORT TERM INVESTMENTS--8.3%

U.S. GOVERNMENT BILLS--5.0%
    United States Treasury Bills, 2.635% - 2.935%
      due 7/7/2005 - 9/15/2005                                      $   300,000,000   $   298,997,905
    TOTAL U.S. GOVERNMENT BILLS (COST: $299,021,188)                                      298,997,905

REPURCHASE AGREEMENTS--3.3%
    IBT Repurchase Agreement, 2.80% dated 6/30/2005
      due 7/1/2005, repurchase price $196,015,244
      collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued interest
      of $205,800,000                                               $   196,000,000   $   196,000,000

    IBT Repurchase Agreement, 2.01% dated 6/30/2005
      due 7/1/2005, repurchase price $2,159,725
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $2,267,585             2,159,604         2,159,604
                                                                                      ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $198,159,604)                                      198,159,604

    TOTAL SHORT TERM INVESTMENTS (COST: $497,180,792)                                     497,157,509

    Total Investments (Cost $4,118,568,183)--100.2%                                   $ 5,976,087,601
    Other Liabilities In Excess Of Other Assets--(0.2)%                                   (10,213,033)
                                                                                      ---------------
    TOTAL NET ASSETS--100%                                                            $ 5,965,874,568
                                                                                      ===============

(a) Non-income producing security.

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/05) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(10)

                      THE OAKMARK
                       EQUITY AND               LIPPER
                      INCOME FUND              BALANCED
                       (CLASS I)              FUND INDEX
 11/1/1995             $   10,000             $   10,000
12/31/1995             $   10,240             $   10,473
 3/31/1996             $   10,500             $   10,707
 6/30/1996             $   11,040             $   10,925
 9/30/1996             $   11,110             $   11,213
12/31/1996             $   11,805             $   11,840
 3/31/1997             $   12,153             $   11,895
 6/30/1997             $   13,430             $   13,178
 9/30/1997             $   14,810             $   14,024
12/31/1997             $   14,941             $   14,243
 3/31/1998             $   16,233             $   15,370
 6/30/1998             $   16,320             $   15,599
 9/30/1998             $   15,191             $   14,701
12/31/1998             $   16,792             $   16,392
 3/31/1999             $   16,792             $   16,655
 6/30/1999             $   18,457             $   17,402
 9/30/1999             $   17,518             $   16,682
12/31/1999             $   18,119             $   17,863
 3/31/2000             $   18,924             $   18,396
 6/30/2000             $   18,886             $   18,174
 9/30/2000             $   20,761             $   18,535
12/31/2000             $   21,723             $   18,290
 3/31/2001             $   22,621             $   17,374
 6/30/2001             $   24,445             $   17,984
 9/30/2001             $   23,751             $   16,621
12/31/2001             $   25,635             $   17,698
 3/31/2002             $   26,708             $   17,805
 6/30/2002             $   25,855             $   16,628
 9/30/2002             $   23,640             $   14,986
12/31/2002             $   25,087             $   15,807
 3/31/2003             $   24,515             $   15,516
 6/30/2003             $   27,750             $   17,209
 9/30/2003             $   28,308             $   17,562
12/31/2003             $   30,908             $   18,958
 3/31/2004             $   32,200             $   19,410
 6/30/2004             $   32,803             $   19,384
 9/30/2004             $   32,452             $   19,420
12/31/2004             $   34,110             $   20,661
 3/31/2005             $   33,892             $   20,399
 6/30/2005             $   34,850             $   20,764

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                           (AS OF 6/30/05)

                                                                           SINCE
                                     TOTAL RETURN                        INCEPTION
                                    LAST 3 MONTHS*    1-YEAR    5-YEAR   (11/1/95)
-----------------------------------------------------------------------------------
OAKMARK EQUITY & INCOME
FUND (CLASS I)                          2.83%         6.24%     13.03%     13.78%
Lipper Balanced Fund Index              1.79%         7.12%      2.70%      7.85%
S&P 500(5)                              1.37%         6.32%     -2.37%      9.46%
Lehman Govt./Corp. Bond(11)             3.44%         7.26%      7.70%      6.77%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

"Stand upright, speak thy thoughts, declare the truth thou hast, that all may share; be bold, proclaim it everywhere: They only live who dare." Voltaire

OUR RESULTS

The Oakmark Equity and Income Fund increased 3% for the quarter ended June 30, bringing the calendar year gain to 2%. For the calendar year 2005, the Fund has outperformed the Lipper Balanced Fund Index, which has returned 1% for the year. As this represents another period of absolute positive returns, we are moderately pleased with this result. As we have said many times, it is absolute positive returns that preserve and grow your capital. Looking back over the past three-year and five-year periods, we have grown and compounded the capital of our long-term investors (ourselves included) at a 10% and 13% rate annualized respectively. We continue to dedicate ourselves to keeping those returns consistent and remain vigilant against any sloth or complacency. We are particularly mindful of something Mark Twain once said, "All you need in this life is ignorance and confidence, and then success is rare." As you may recall, we started 2005 again feeling cautiously pessimistic, without any great convictions, and the year has continued to play out that way, albeit with markets around the world showing a tremendous amount of volatility.

OIL, OIL, EVERYWHERE!

Two factors primarily contribute to that volatility: the strength of the U.S. dollar and the continued increase in energy prices. We have been somewhat perplexed by the former, but we are willing to chalk it up to concern about the Euro and the European Union, given the rejection by the voters of France and the Netherlands of the draft EU Constitution. With regard to energy prices, we find the increases understandable given the tightening of energy's supply and demand dynamics. As we have previously discussed, increased demand makes sense to the extent one accepts that developing market countries, such as China and India, continue to demand substantially more oil than generally forecast. Indeed, both of those countries have moved aggressively to secure increased supplies of petroleum to support their economies' expanding needs. (In the case of China a snowball effect may develop because the Chinese are also seeking to lessen their dependence on coal, with its not-so-hidden environmental costs, and shift consumption to cleaner forms of energy such as oil, natural gas, or liquified natural gas.) The most recent evidence of this aggressiveness is to be found in the bid by a Chinese oil company, CNOOC Ltd., for Union Oil of California.

In terms of energy supply, we agree with those who say that there is plenty of oil left out there;

Saudi Arabia is supposed to be capable of doubling its current production of about 10 million barrels per day. The issue that is now coming to the forefront is the ability to get oil out of the ground (production rates), due to a number of artificial constraints that impede companies' ability to get petroleum products refined and to the markets.

A half-century ago, M. King Hubbert, a Shell Oil geologist, argued that production rates for oil and natural gas basically follow a bell curve: production rates from new fields rise steadily until the peak (top of the curve) is hit, at which point--with roughly half of the oil or gas in place produced--production rates decline. Therefore, Hubbert predicted that production rates in the U.S. would peak around 1970 and then begin to slide downwards. While new technologies have slowed the rate of decline, Hubbert's predictions were fairly accurate. Applying similar logic, many people are now raising the possibility that the world's production has already peaked, claiming that existing fields face an inexorable decline, which might be slowed but cannot be stopped. The offset of this production decline was supposed to come from Saudi Arabia, with both shut-in discovered production and large tracts of unexplored areas that could hold future gigantic fields. Two somewhat recent books question the promise in Saudi Arabia. THE END OF OIL(12) by Paul Roberts argues that in their attempts to enhance production by injecting water in the Ghawar field--Saudi Arabia's largest oil field--the Saudis unwittingly contaminated that field. The second book, TWILIGHT IN THE DESERT(13) by Matthew Simmons, argues that most Saudi production comes from only seven or eight oil fields, all old and all in decline, and again, their best days have passed. He further argues that the Saudis are already using the best recovery technology that money can buy, so not much more can be squeezed out of their fields.

We think that these are interesting arguments, especially given the lack of transparency that surrounds so much of the energy world. That said, our energy investments are focused on companies that have access to natural gas in North America. We believe that natural gas in North America has compelling and more easily supportable supply-demand dynamics than oil. North America is experiencing a dearth of new natural gas discoveries, a lack of new pipelines, and a "not in my backyard" approach to liquified natural gas terminals. The natural gas supply chain in the United States has basically no margin of safety left in it.

Oakmark's investment philosophy has always been to buy companies that are selling at a discount to the underlying values of their assets. In the case of the energy sector, our asset value analysis is centered on the value of oil and gas reserves. In addition to a discounted price, we also require that companies are run by managements that think about their businesses the way we do. That is, they are responsible for a pool of assets. They should recognize--and act--when the right price is reached for purchasing additional assets and when the right price is reached for disposing of their assets. At all times, they should act according to what is best for their shareholders. Our investment process explicitly seeks to avoid companies--in any sector--that don't meet these criteria. Within the energy sector, in particular, this helps prevent us from investing in those companies that are run by managements with an irrational love of the energy business for its own sake. Our disciplined process has resulted in a short list of what we believe are very attractive energy stocks. If our assumptions about supply and demand dynamics prove correct as well, we could also capture the upside in the commodity's price for free.

CHANGE AT THE MARGIN

In keeping with our belief that sometimes the best thing we can do is nothing, there were not a lot of transactions in the portfolio from a dollar-volume perspective during the quarter. Abbott Laboratories, Darden Restaurants, and Office Depot were eliminated from the portfolio because they reached valuation targets. New positions were initiated in Morgan Stanley, Pulte Homes, Sanderson Farms, and Tree House Foods. Our low turnover indicates that many of our portfolio holdings remain comfortably away from their valuation targets. However, those investments that are creeping close to their valuation targets have allowed us to ease incrementally out of them while we ease incrementally into new positions. We continue to see no abundance of compelling ideas, although a few interesting opportunities arose (but at prices with lesser margins of safety than would interest us). That said, we are comfortable with our holdings, and we continue to believe that we will have the opportunity to deploy capital into one or two truly outstanding investment ideas over a twelve-to-eighteen month period.

SUMMERTIME, WHEN THE READING IS?

We would like to commend to you a favorite, although not newly published, book titled FOOLED BY RANDOMNESS - THE HIDDEN ROLE OF CHANCE IN THE MARKETS AND LIFE(14) by Nassim Taleb. Although not a page-turner, the book is useful for those trying to understand the statistics of the market, especially figures relating to performance. Taleb also puts into context some of the behaviors that can result in subpar investment performance. For example, if you can place a $1 bet that has 999 chances in a 1000 to make $1, and 1 chance in a 1000 to lose $10,000, you arrive at an expected return of a loss of $9, arrived at by multiplying the probabilities by the related outcomes and then summing. Many young analysts and portfolio managers often get fixated on the fact they would probably make money because the frequency of winning is so great. Wrong. The probability of loss is not what you should be concerned with. The magnitude of the negative outcome, which swamps everything else, makes this a bad situation to bet on. Put another way, investment opportunities do not always involve a normal distribution along a curve. Taleb's point is one with which we wholeheartedly agree and which, interestingly, a frequenter of the racetrack understands intuitively. Yet many people with fancy degrees and titles, who are responsible for other people's money, often do not.

CURMUDGEONS

We are often thought of as the curmudgeons of this investment firm, but it does not bother us that we may be an endangered species. Another famous curmudgeon, George Santayana, once said that "Advertising is the modern substitute for argument; its function is to make the worse appear the better." Our purpose, we assure you, is not to advertise but to inform you--our investors, partners, and readers--as we should like to be informed ourselves. Our goal continues to be to make an absolute positive return for you (and ourselves) as shareholders. That goal has not changed and will not change. We continue to not do anything different than what we have done in the past--searching for business values in the market place priced at a discount to intrinsic value, with a margin of safety that we like. We remain grateful to you, our shareholders and partners, for your patience and confidence in entrusting us with your capital to manage.

/s/ Clyde S. McGregor                       /s/ Edward A. Studzinski

CLYDE S. MCGREGOR, CFA                      EDWARD A. STUDZINSKI, CFA
Portfolio Manager                           Portfolio Manager
mcgregor@oakmark.com                        estudzinski@oakmark.com

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2005 (UNAUDITED)

NAME                                                                    SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.6%

COMMON STOCKS--59.6%

APPAREL RETAIL--1.9%
    The TJX Companies, Inc.                                               7,240,000   $   176,294,000

BROADCASTING & CABLE TV--5.0%
    EchoStar Communications Corporation, Class A                          8,218,420   $   247,785,363
    The DIRECTV Group, Inc. (a)                                           8,026,722       124,414,191
    The E.W. Scripps Company, Class A                                     1,688,500        82,398,800
                                                                                      ---------------
                                                                                          454,598,354

HOMEBUILDING--0.1%
    Pulte Homes, Inc.                                                       100,000   $     8,425,000

MOVIES & ENTERTAINMENT--2.3%
    Viacom Inc., Class B                                                  6,500,000   $   208,130,000

PUBLISHING--0.1%
    Tribune Company                                                         200,000   $     7,036,000

RESTAURANTS--0.9%
    McDonald's Corporation                                                3,000,000   $    83,250,000

DISTILLERS & VINTNERS--2.7%
    Diageo plc (b)                                                        4,100,000   $   243,130,000

HYPERMARKETS & SUPER CENTERS--1.6%
    Costco Wholesale Corporation                                          3,200,000   $   143,424,000

PACKAGED FOODS & MEATS--4.0%
    Nestle SA (b)                                                         3,900,000   $   249,522,000
    Dean Foods Company (a)                                                2,500,000        88,100,000
    TreeHouse Foods, Inc. (a)                                               475,000        13,542,250
    Sanderson Farms, Inc.                                                   250,000        11,360,000
                                                                                      ---------------
                                                                                          362,524,250

TOBACCO--1.5%
    UST Inc.                                                              2,950,000   $   134,697,000

INTEGRATED OIL & GAS--1.3%
    ConocoPhillips                                                        2,000,000   $   114,980,000

OIL & GAS EXPLORATION & PRODUCTION--10.3%
    Burlington Resources Inc.                                             7,150,000   $   394,966,000
    XTO Energy, Inc.                                                     10,265,888       348,937,533
    St. Mary Land & Exploration Company                                   2,900,000        84,042,000

NAME                                                                    SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.6% (CONT.)

OIL & GAS EXPLORATION & PRODUCTION--10.3% (CONT.)
    EnCana Corp. (c)                                                      2,000,000   $    79,180,000
    Cabot Oil & Gas Corporation                                             792,500        27,499,749
                                                                                      ---------------
                                                                                          934,625,282

INVESTMENT BANKING & BROKERAGE--0.9%
    Morgan Stanley                                                        1,500,000   $    78,705,000

OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
    Citigroup Inc.                                                        3,400,000   $   157,182,000

PROPERTY & CASUALTY INSURANCE--4.7%
    SAFECO Corporation                                                    4,000,000   $   217,360,000
    MBIA Inc.                                                             1,850,000       109,723,500
    The Progressive Corporation                                           1,050,000       103,750,500
                                                                                      ---------------
                                                                                          430,834,000

REAL ESTATE INVESTMENT TRUSTS--1.0%
    Plum Creek Timber Company, Inc.                                       2,657,044   $    96,450,697

BIOTECHNOLOGY--2.1%
    MedImmune, Inc. (a)                                                   6,000,000   $   160,320,000
    Techne Corporation (a)                                                  750,000        34,432,500
                                                                                      ---------------
                                                                                          194,752,500

HEALTH CARE EQUIPMENT--2.5%
    Hospira, Inc. (a)                                                     3,750,000   $   146,250,000
    Varian Inc. (a)                                                       1,649,400        62,330,826
    CONMED Corporation (a)                                                  570,100        17,541,977
                                                                                      ---------------
                                                                                          226,122,803

HEALTH CARE SERVICES--2.6%
    Caremark Rx, Inc. (a)                                                 5,250,000   $   233,730,000

AEROSPACE & DEFENSE--7.0%
    General Dynamics Corporation                                          2,060,300   $   225,685,262
    Raytheon Company                                                      3,599,700       140,820,264
    Rockwell Collins, Inc.                                                2,249,000       107,232,320
    Alliant Techsystems, Inc. (a)                                         1,325,000        93,545,000
    Honeywell International, Inc.                                         1,889,500        69,212,385
                                                                                      ---------------
                                                                                          636,495,231

COMMERCIAL PRINTING--1.9%
    R.R. Donnelley & Sons Company                                         4,909,500   $   169,426,845

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.5%
    ChoicePoint Inc. (a)                                                  1,100,000   $    44,055,000

                                                                       SHARES HELD/
NAME                                                                      PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.6% (CONT.)

HUMAN RESOURCE & EMPLOYMENT SERVICES--0.3%
    Watson Wyatt & Company Holdings                                       1,015,600   $    26,029,828

APPLICATION SOFTWARE--0.8%
    The Reynolds and Reynolds Company, Class A                            1,482,100   $    40,061,163
    Mentor Graphics Corporation (a)                                       3,640,000        37,310,000
                                                                                      ---------------
                                                                                           77,371,163

COMPUTER STORAGE & PERIPHERALS--0.5%
    Imation Corp.                                                         1,215,000   $    47,129,850

DATA PROCESSING & OUTSOURCED SERVICES--1.0%
    Ceridian Corporation (a)                                              4,800,000   $    93,504,000

INTERNET SOFTWARE & SERVICES--0.2%
    Jupiter Telecommunications Co., Ltd. (a)(c)                              21,300   $    18,004,601

PAPER PRODUCTS--0.2%
    Schweitzer-Mauduit International, Inc.                                  700,000   $    21,791,001

    TOTAL COMMON STOCKS (COST: $4,169,396,405)                                          5,422,698,405

    TOTAL EQUITY AND EQUIVALENTS (COST: $4,169,396,405)                                 5,422,698,405

FIXED INCOME--36.0%

CORPORATE BONDS--0.7%

BROADCASTING & CABLE TV--0.2%
    Cablevision Systems Corporation,
      8.00% due 4/15/2012                                                20,000,000   $    19,600,000

PUBLISHING--0.1%
    PRIMEDIA Inc., 8.00% due 5/15/2013                                   10,000,000   $    10,025,000

HEALTH CARE DISTRIBUTORS--0.2%
    Omnicare, Inc., 6.125% due 6/1/2013                                  15,000,000   $    14,775,000

PAPER PACKAGING--0.2%
    Sealed Air Corporation, 144A, 5.625% due 7/15/2013 (d)               20,000,000   $    20,551,600

MULTI-UTILITIES & UNREGULATED POWER--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005                       172,075   $       172,589

    TOTAL CORPORATE BONDS (COST: $65,508,612)                                              65,124,189

NAME                                                                      PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--36.0% (CONT.)

GOVERNMENT AND AGENCY SECURITIES--35.3%

CANADIAN GOVERNMENT BONDS--3.9%
    Canada Government, 3.25% due 12/1/2006                          CAD 250,000,000   $   205,385,055
    Canada Government, 3.00% due 12/1/2005                          CAD 125,000,000       102,200,751
    Canada Government, 3.00% due 6/1/2007                           CAD  50,000,000        40,892,952
    Province of Alberta, 7.25% due 10/28/2005                       CAD  10,000,000         8,273,771
                                                                                      ---------------
                                                                                          356,752,529

DANISH GOVERNMENT BONDS--0.2%
    Kingdom of Denmark, 3.00% due 11/15/2006                        DKK 100,000,000   $    16,442,932

NORWEGIAN GOVERNMENT BONDS--0.2%
    Norway Government, 6.75% due 1/15/2007                          NOK 100,000,000   $    16,293,888

SWEDISH GOVERNMENT BONDS--0.1%
    Kingdom of Sweden, 3.50% due 4/20/2006                          SEK 100,000,000   $    12,995,392

U.S. GOVERNMENT NOTES--27.1%
    United States Treasury Notes, 4.00% due 6/15/2009                   500,000,000   $   505,390,500
    United States Treasury Notes, 3.375% due 2/28/2007                  500,000,000       497,812,500
    United States Treasury Notes, 3.625% due 1/15/2010                  500,000,000       497,636,500
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                                 261,561,870       269,868,552
    United States Treasury Notes, 3.375% due 11/15/2008                 250,000,000       247,470,750
    United States Treasury Notes, 3.25% due 1/15/2009                   250,000,000       246,435,500
    United States Treasury Notes, 4.00% due 2/15/2015                   200,000,000       200,711,000
                                                                                      ---------------
                                                                                        2,465,325,302

U.S. GOVERNMENT AGENCIES--3.8%
    Federal Home Loan Bank, 5.00% due 12/20/2011                         34,555,000   $    34,560,356
    Federal Home Loan Mortgage Corporation,
      2.75% due 9/8/2009                                                 32,490,000        32,446,203
    Fannie Mae, 3.10% due 9/6/2007                                       25,000,000        24,986,550
    Fannie Mae, 3.02% due 9/12/2007                                      25,000,000        24,981,225
    Fannie Mae, 3.625% due 12/28/2009                                    24,435,000        24,372,202
    Federal Home Loan Mortgage Corporation,
      3.625% due 3/24/2008                                               20,000,000        20,023,060
    Federal Home Loan Bank, 2.50% due 4/20/2009                          20,000,000        19,847,640
    Fannie Mae, 2.60% due 4/28/2009                                      18,800,000        18,670,618
    Fannie Mae, 3.50% due 2/8/2010                                       15,315,000        15,312,733
    Fannie Mae, 4.25% due 2/19/2010                                      12,888,000        12,847,764
    Fannie Mae, 3.125% due 11/30/2009                                    12,697,000        12,665,702
    Federal Home Loan Mortgage Corporation,
      3.00% due 8/17/2009                                                10,000,000         9,994,050

NAME                                                                      PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------------------------------
FIXED INCOME--36.0% (CONT.)

GOVERNMENT AND AGENCY SECURITIES--35.3% (CONT.)

U.S. GOVERNMENT AGENCIES--3.8% (CONT.)
    Federal Home Loan Mortgage Corporation,
      2.375% due 9/27/2007                                               10,000,000   $     9,974,780
    Fannie Mae, 3.00% due 10/6/2009                                      10,000,000         9,917,580
    Federal Home Loan Mortgage Corporation,
      3.00% due 11/17/2006                                               10,000,000         9,893,950
    Fannie Mae, 3.375% due 3/3/2008                                       9,300,000         9,291,649
    Fannie Mae, 3.50% due 10/14/2010                                      7,550,000         7,523,952
    Federal Home Loan Bank, 3.00% due 8/17/2007                           7,500,000         7,496,138
    Federal Home Loan Bank, 3.00% due 12/30/2009                          5,000,000         5,051,955
    Fannie Mae, 4.00% due 4/13/2009                                       5,000,000         5,019,975
    Federal Home Loan Bank, 4.52% due 8/26/2009                           4,825,000         4,828,899
    Fannie Mae, 5.125% due 5/4/2012                                       4,013,000         4,030,717
    Federal Home Loan Bank, 2.25% due 2/22/2007                           4,000,000         3,992,420
    Federal Home Loan Mortgage Corporation,
      2.00% due 7/11/2008                                                 3,500,000         3,498,597
    Federal Home Loan Bank, 3.00% due 2/24/2010                           3,000,000         2,990,202
    Fannie Mae, 3.75% due 6/23/2009                                       2,820,000         2,818,869
    Federal Home Loan Mortgage Corporation,
      3.125% due 9/15/2010                                                2,500,000         2,492,375
    Federal Home Loan Bank, 2.40% due 3/9/2009                            2,000,000         1,985,446
    Federal Home Loan Mortgage Corporation,
      3.00% due 9/29/2009                                                 1,520,000         1,518,171
    Federal Home Loan Mortgage Corporation,
      3.00% due 1/13/2009                                                 1,000,000           994,574
                                                                                      ---------------
                                                                                          344,028,352
    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $3,198,076,051)                       3,211,838,395

    TOTAL FIXED INCOME (COST: $3,263,584,663)                                           3,276,962,584

SHORT TERM INVESTMENTS--3.4%

U.S. GOVERNMENT BILLS--1.7%
    United States Treasury Bills, 2.635% - 2.78%
      due 7/7/2005 - 7/21/2005                                      $   150,000,000   $   149,855,633

    TOTAL U.S. GOVERNMENT BILLS (COST: $149,855,458)                                      149,855,633

REPURCHASE AGREEMENTS--1.7%
    IBT Repurchase Agreement, 2.80% dated 6/30/2005
      due 7/1/2005, repurchase price $155,512,094
      collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued interest
      of $163,275,000                                               $   155,500,000   $   155,500,000

NAME                                                                      PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.4% (CONT.)

REPURCHASE AGREEMENTS--1.7% (CONT.)
    IBT Repurchase Agreement, 2.01% dated 6/30/2005
      due 7/1/2005, repurchase price $2,218,643
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $2,329,446       $     2,218,520   $     2,218,520
                                                                                      ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $157,718,520)                                      157,718,520

    TOTAL SHORT TERM INVESTMENTS (COST: $307,573,978)                                     307,574,153

    Total Investments (Cost $7,740,555,046)--99.0%                                    $ 9,007,235,142
    Other Assets In Excess Of Other Liabilities--1.0%                                      87,643,751
                                                                                      ---------------
    TOTAL NET ASSETS--100%                                                            $ 9,094,878,893
                                                                                      ===============

(a)  Non-income producing security.

(b)  Represents an American Depository Receipt.

(c)  Represents a foreign domiciled corporation.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Key to abbreviations:
CAD: Canadian Dollar
DKK: Danish Krone
NOK: Norwegian Krone
SEK: Swedish Krona

THE OAKMARK GLOBAL FUND

REPORT FROM CLYDE S. MCGREGOR AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (6/30/05) AS COMPARED TO THE MSCI WORLD INDEX(15)

                      THE OAKMARK
                      GLOBAL FUND             MSCI WORLD
                       (CLASS I)                 INDEX
  8/4/1999             $   10,000             $   10,000
 9/30/1999             $    9,180             $    9,883
12/31/1999             $    9,981             $   11,550
 3/31/2000             $   10,061             $   11,668
 6/30/2000             $   10,381             $   11,255
 9/30/2000             $   10,922             $   10,689
12/31/2000             $   11,562             $   10,028
 3/31/2001             $   11,480             $    8,739
 6/30/2001             $   13,289             $    8,959
 9/30/2001             $   11,071             $    7,676
12/31/2001             $   13,880             $    8,335
 3/31/2002             $   15,387             $    8,364
 6/30/2002             $   14,372             $    7,601
 9/30/2002             $   11,828             $    6,204
12/31/2002             $   13,587             $    6,678
 3/31/2003             $   12,153             $    6,340
 6/30/2003             $   16,225             $    7,420
 9/30/2003             $   17,774             $    7,779
12/31/2003             $   20,242             $    8,889
 3/31/2004             $   21,029             $    9,121
 6/30/2004             $   21,323             $    9,201
 9/30/2004             $   20,714             $    9,109
12/31/2004             $   23,407             $   10,197
 3/31/2005             $   23,546             $   10,084
 6/30/2005             $   23,696             $   10,126

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                           (AS OF 6/30/05)

                                                                       SINCE
                                TOTAL RETURN                         INCEPTION
                               LAST 3 MONTHS*    1-YEAR    3-YEAR    (8/4/1999)
-------------------------------------------------------------------------------
OAKMARK GLOBAL FUND (CLASS I)      0.64%         11.13%    17.94%      15.72%
MSCI World                         0.41%         10.05%    -2.09%       0.21%
Lipper Global Fund Index(16)       0.48%         10.39%    -1.22%       2.38%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

FELLOW SHAREHOLDERS,

The Oakmark Global Fund was up slightly for the three-month period ending June 30, 2005, compared with small gains for the MSCI World Index and the Lipper Global Fund Index, respectively.

More importantly, over the past five years, The Oakmark Global Fund has returned 18% annualized, compared to annualized declines of 2% for the MSCI World Index and of 1% for the Lipper Global Fund Index.

PORTFOLIO CHANGES

We added three new positions during the quarter: NTT DoCoMo, Rohm Company (both in Japan), and Harley-Davidson Inc. (U.S.).

As mentioned in this quarter's Oakmark International Fund shareholder letter DoCoMo is Japan's largest wireless service provider, with a current market share of 56%. The business has attractive returns, very strong expected free cash flow generation, and good potential to expand comparatively low profit margins.

The share price is trading at close to an all-time low, near the same level as its original listing back in 1998. DoCoMo trades at roughly 8.5x our estimate of current year operating profit, which we think is very attractive for this business. Finally, we are encouraged by management's improving shareholder focus. For example, in 2004 the company returned 90% of net income to shareholders via buybacks and dividends (up from 5% in 2001).

Rohm Company is a global leader in integrated chips and electronic components with a terrific record of profitability and return on invested capital. Two recent developments convinced us that Rohm was compelling enough to add to the portfolio. First, the share price hit a seven-year low, expanding the discount to intrinsic value. Second, management initiated the company's first-ever share repurchase program; this is a crucial consideration given that cash and securities on Rohm's balance sheet represent roughly 40% of the market capitalization.

Harley-Davidson, unlike DoCoMo and Rohm, is a name with which most of you are much more likely to be familiar. It has a consistent record of high unit volume growth coupled with very high returns on capital. What piqued our interest in the company was a one-day share price drop of

17%, prompted by investors' very short-term concerns about first quarter 2005 earnings. Management has capitalized upon the share price decline to step up their already aggressive share repurchase program, authorizing an additional 20 million shares (approximately 7% of the share capital). We think the market's undue emphasis on the short-term is giving us a very attractive long-term opportunity with Harley.

It is important to note that, with the addition of the two new positions in Japan, the Fund's weighting there has gone from just over 7% to nearly 11% over the past three months. As discussed in last quarter's letter, a geographic weighting is strictly a fall-out of our bottom-up, stock selection process, not a top-down, macroeconomic "call." We are focused on companies, not countries. Shareholders that have been with us for awhile will remember that over the years it has been difficult to find businesses in Japan that meet both our requirement of substantial discount to business value and a shareholder-oriented management. We believe both DoCoMo and Rohm meet those requirements.

LOOKING FORWARD

We will continue to manage the portfolio using the same value discipline described above. We remain excited about the value and quality of the names in the Fund. Thank you for your continued confidence and support.

/s/ Clyde S. McGregor                 /s/ Michael J. Welsh

CLYDE S. MCGREGOR, CFA                MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                     Portfolio Manager
mcgregor@oakmark.com                  mwelsh@oakmark.com

THE OAKMARK GLOBAL FUND

GLOBAL DIVERSIFICATION--JUNE 30, 2005 (UNAUDITED)

[CHART]

                          % OF FUND
                EQUITY MARKET VALUE
-----------------------------------
-  EUROPE                      44.3%
     Switzerland               12.0%
     Great Britain             11.4%
   * Netherlands                6.2%
   * France                     5.4%
   * Ireland                    4.0%
   * Germany                    3.3%
   * Italy                      2.0%

-  UNITED STATES               35.2%

                          % OF FUND
                EQUITY MARKET VALUE
-----------------------------------
-  PACIFIC RIM                 18.2%
   Japan                       10.9%
   Korea                        3.9%
   Australia                    3.4%

-  LATIN AMERICA                2.3%
   Mexico                       2.3%

   * Euro currency countries comprise 20.9% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2005 (UNAUDITED)

NAME                                        DESCRIPTION                              SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4%

APPAREL RETAIL--2.1%
   The TJX Companies, Inc.                  Discount Apparel & Home
     (United States)                          Fashion Retailer                         1,501,000   $    36,549,350

APPAREL, ACCESSORIES & LUXURY GOODS--0.9%
   Bulgari S.p.A. (Italy)                   Jewelry Manufacturer & Retailer            1,390,000   $    15,598,192

BROADCASTING & CABLE TV--2.8%
   Liberty Media Corporation,
     Class A (United States) (a)            Broadcast Services & Programming           2,356,000   $    24,007,640
   Grupo Televa S.A.                        Television Production &
     (Mexico) (b)                             Broadcasting                               378,000        23,470,020
                                                                                                   ---------------
                                                                                                        47,477,660

HOUSEHOLD APPLIANCES--2.9%
   Snap-on Incorporated
     (United States)                        Tool & Equipment Manufacturer              1,431,000   $    49,083,300

MOTORCYCLE MANUFACTURERS--2.1%
   Harley-Davidson, Inc.
     (United States)                        Motorcycle Manufacturer                      697,000   $    34,571,200
   Ducati Motor Holding S.p.A.
     (Italy) (a)                            Motorcycle Manufacturer                    1,790,000         2,116,347
                                                                                                   ---------------
                                                                                                        36,687,547

MOVIES & ENTERTAINMENT--6.5%
   Viacom Inc., Class B                     Worldwide Entertainment &
     (United States)                          Publishing Company                       1,560,000   $    49,951,200
   Vivendi Universal SA                     Music, Games, Television, Film, &
     (France)                                 Telecommunications                       1,430,500        45,112,976
   Time Warner Inc.                         Filmed Entertainment &
     (United States) (a)                      Television Networks                        991,000        16,559,610
                                                                                                   ---------------
                                                                                                       111,623,786

PUBLISHING--2.1%
   Tribune Company
     (United States)                        Publishing & Broadcast Services            1,003,000   $    35,285,540

DISTILLERS & VINTNERS--4.8%
   Diageo plc (Great Britain)               Beverages, Wines, &
                                              Spirits Manufacturer                     5,517,500   $    81,350,268

HOUSEHOLD PRODUCTS--3.1%
   Henkel KGaA (Germany)                    Consumer Chemical Products
                                              Manufacturer                               632,000   $    53,208,166

NAME                                        DESCRIPTION                              SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

PACKAGED FOODS & MEATS--5.4%
   Nestle SA (Switzerland)                  Food & Beverage Manufacturer                 264,000   $    67,562,907
   Cadbury Schweppes plc                    Beverage & Confectionary
     (Great Britain)                          Manufacturer                             2,423,000        23,136,488
                                                                                                   ---------------
                                                                                                        90,699,395

SOFT DRINKS--0.7%
   Lotte Chilsung Beverage                  Soft Drinks, Juices & Sports
     Co., Ltd. (Korea)                        Drinks Manufacturer                         13,430   $    11,631,977

OIL & GAS EXPLORATION & PRODUCTION--4.1%
   Burlington Resources Inc.                Oil & Natural Gas Exploration &
     (United States)                          Production                               1,260,000   $    69,602,400

ASSET MANAGEMENT & CUSTODY BANKS--2.3%
   Julius Baer Holding AG-B
     (Switzerland)                          Asset Management                             646,500   $    39,547,146

DIVERSIFIED BANKS--6.9%
   Bank of Ireland (Ireland)                Commercial Bank                            4,029,000   $    65,431,818
   Australia and New Zealand
     Banking Group Limited
     (Australia)                            Commercial Bank                            2,260,000        37,424,159
   Banco Popolare di Verona e
     Novara Scrl (Italy)                    Commercial Bank                              863,600        14,751,382
                                                                                                   ---------------
                                                                                                       117,607,359

DIVERSIFIED CAPITAL MARKETS--0.4%
   Credit Suisse Group
     (Switzerland)                          Investment Services & Insurance              190,700   $     7,521,465

INVESTMENT BANKING & BROKERAGE--0.7%
   Daiwa Securities Group
     Inc. (Japan)                           Stock Broker                               2,062,000   $    12,760,776

SPECIALIZED FINANCE--3.6%
   Euronext NV
     (Netherlands)                          Stock Exchange                             1,814,000   $    61,443,987

HEALTH CARE SERVICES--2.6%
   Laboratory Corporation of
     America Holdings                       Medical Laboratory &
     (United States) (a)                      Testing Services                           892,000   $    44,510,800

NAME                                        DESCRIPTION                              SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

HEALTH CARE SUPPLIES--1.0%
   Ansell Limited (Australia)               Protective Rubber &
                                              Plastics Products                        2,265,966   $    17,320,940

PHARMACEUTICALS--10.9%
   Takeda Pharmaceutical
     Company Limited                        Pharmaceuticals &
     (Japan)                                  Food Supplements                         1,281,000   $    63,558,863
   GlaxoSmithKline plc
     (Great Britain)                        Pharmaceuticals                            2,614,200        63,271,914
   Novartis AG (Switzerland)                Pharmaceuticals                              899,600        42,851,465
   Santen Pharmaceutical
     Co., Ltd. (Japan)                      Pharmaceuticals                              781,000        17,719,576
                                                                                                   ---------------
                                                                                                       187,401,818

AEROSPACE & DEFENSE--1.0%
   Alliant Techsystems, Inc.
     (United States) (a)                    Propulsion Systems & Munitions               239,087   $    16,879,542

AIRPORT SERVICES--0.9%
   Grupo Aeroportuario del
     Sureste S.A. de C.V.
     (Mexico) (b)                           Airport Operator                             463,000   $    14,746,550

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--4.3%
   Equifax Inc. (United States)             Credit Reporting & Collection              1,367,000   $    48,815,570
   Meitec Corporation
     (Japan)                                Software Engineering Services                760,000        23,379,341
                                                                                                   ---------------
                                                                                                        72,194,911
ENVIRONMENTAL & FACILITIES SERVICES--1.9%
   Waste Management, Inc.
     (United States)                        Waste Management Services                  1,175,000   $    33,299,500

HUMAN RESOURCE & EMPLOYMENT SERVICES--1.0%
   Michael Page International
     plc (Great Britain)                    Recruitment Consultancy Services           4,815,400   $    17,447,681

OFFICE SERVICES & SUPPLIES--0.4%
   United Stationers Inc.
     (United States) (a)                    Business Products Distributor                150,000   $     7,365,000

DATA PROCESSING & OUTSOURCED SERVICES--6.3%
   First Data Corporation
     (United States)                        Data Processing & Management               1,004,750   $    40,330,665

                                                                                    SHARES HELD/
NAME                                        DESCRIPTION                                PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

DATA PROCESSING & OUTSOURCED SERVICES--6.3% (CONT.)
   eFunds Corporation
     (United States) (a)                    Electronic Debit Payment Services          2,237,100   $    40,245,429
   Ceridian Corporation
     (United States) (a)                    Data Management Services                   1,348,000        26,259,040
                                                                                                   ---------------
                                                                                                       106,835,134

OFFICE ELECTRONICS--2.6%
   Neopost SA (France)                      Mailroom Equipment Supplier                  494,750   $    43,557,005

SEMICONDUCTORS--1.6%
   Rohm Company Limited                     Integrated Circuits & Semi-Conductor
     (Japan)                                  Devices Manufacturer                       277,000   $    26,737,934

DIVERSIFIED CHEMICALS--2.3%
   Akzo Nobel N.V.
     (Netherlands)                          Chemical Producer                            992,300   $    39,123,102

SPECIALTY CHEMICALS--2.2%
   Lonza Group AG,
     Registered Shares
     (Switzerland)                          Industrial Organic Chemicals                 408,400   $    22,608,341
   Givaudan (Switzerland)                   Fragrance & Flavor Compound
                                              Manufacturer                                25,300        14,716,303
                                                                                                   ---------------
                                                                                                        37,324,644

WIRELESS TELECOMMUNICATION SERVICES--5.0%
   SK Telecom Co., Ltd. (Korea)             Mobile Telecommunications                    300,000   $    52,779,120
   NTT DoCoMo Inc. (Japan)                  Mobile Telecommunications                     22,140        32,755,616
                                                                                                   ---------------
                                                                                                        85,534,736

   TOTAL COMMON STOCKS (COST: $1,285,016,704)                                                        1,627,957,611

SHORT TERM INVESTMENTS--4.1%

REPURCHASE AGREEMENTS--4.1%
   IBT Repurchase Agreement, 2.80% dated 6/30/2005 due 7/1/2005, repurchase price $68,505,328 collateralized by U.S. Government
     Agency Securities with an aggregate market value plus accrued interest
     of $71,925,000                                                              $    68,500,000   $    68,500,000

NAME                                                                                   PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.1% (CONT.)

REPURCHASE AGREEMENTS--4.1% (CONT.)
   IBT Repurchase Agreement, 2.01% dated 6/30/2005 due 7/1/2005, repurchase price $1,588,901 collateralized by a U.S. Government Agency Security with
     a market value plus accrued interest of $1,668,253                          $     1,588,813   $     1,588,813
                                                                                                   ---------------

   TOTAL REPURCHASE AGREEMENTS (COST: $70,088,813)                                                      70,088,813

   TOTAL SHORT TERM INVESTMENTS (COST: $70,088,813)                                                     70,088,813

   Total Investments (Cost $1,355,105,517)--99.5%                                                  $ 1,698,046,424
   Foreign Currencies (Cost $474,226)--0.0%                                                        $       472,878
   Other Assets In Excess Of Other Liabilities--0.5%                                                     7,629,232
                                                                                                   ---------------

   TOTAL NET ASSETS--100%                                                                          $ 1,706,148,534
                                                                                                   ===============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

[PHOTO OF DAVID G. HERRO]

FELLOW SHAREHOLDERS,

For the quarter ending June 30, 2005, The Oakmark International Fund was flat and The Oakmark International Small Cap Fund had a 3% loss, compared to the MSCI World ex U.S. Index(17) with a 1% loss. More importantly, both Funds have performed very strongly since inception with The Oakmark International Fund achieving 12% and The Oakmark International Small Cap Fund achieving 13%. This compares very favorably with the MSCI World ex U.S. Index.

WHITHER EUROPE?

Much negative news has come from Europe lately, casting doubt on true European economic unification. First--a very important development that has received little attention here--France and Germany prevented liberalization of EU Services, which would have allowed service trades to perform work throughout Europe as long as the trades were approved in their home country. The French and German trade unions feared competition from lower priced service providers from Eastern Europe and slammed the brakes on this important step toward economic unification.

This news seems minor in comparison to the French and Dutch voters' rejection of the new EU Constitution. This rather opaque document seems to have been attacked from both the left and the right, and it is effectively finished.

These setbacks reflect a great deal of soul-searching in Europe. Old Europe, unable to adapt to any type of effective free market reforms, is being smothered by low growth and double-digit unemployment. Little, if any, new capital has been invested in countries like France, Germany, and Italy because private investors sense an uncomfortable business environment that is in dire need of change. Adding fuel to the fire are hostile remarks made towards "capital" by German and French politicians.

Sadly, this situation is preventing economic vibrancy in places in Europe that have not undertaken reform. Against this backdrop, the fall of the Euro is very understandable.

UNCERTAINTY MEANS VALUE

Because the economic environment (both macro and micro) in Western Europe is dire, it has caused a fire sale of blue chip share prices. Many firms, though based in Old Europe, have revenues from all over the world, and they can provide excellent value. This is how we, as bottom up, value-oriented investors, can profit from patience. Companies like Nestle, Diageo, and Henkel--despite their struggling "home" continent--represent excellent value because they sell at low prices, earn good returns, and have worldwide revenues. And, on a positive note, maybe a new government in Germany (elections will occur this fall) will brighten real reform prospects in Western Europe.

/s/ David G. Herro

DAVID G. HERRO, CFA
Portfolio Manager

dherro@oakmark.com

THE OAKMARK INTERNATIONAL FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (6/30/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(17)

                      THE OAKMARK
                     INTERNATIONAL          MSCI WORLD EX
                     FUND (CLASS I)           U.S. INDEX
 9/30/1992             $   10,000             $   10,000
12/31/1992             $   10,043             $    9,628
 3/31/1993             $   11,890             $   10,766
 6/30/1993             $   12,300             $   11,834
 9/30/1993             $   13,387             $   12,562
12/31/1993             $   15,424             $   12,729
 3/31/1994             $   15,257             $   13,133
 6/30/1994             $   14,350             $   13,748
 9/30/1994             $   15,278             $   13,830
12/31/1994             $   14,026             $   13,664
 3/31/1995             $   13,563             $   13,924
 6/30/1995             $   14,749             $   14,060
 9/30/1995             $   15,507             $   14,631
12/31/1995             $   15,193             $   15,222
 3/31/1996             $   17,021             $   15,681
 6/30/1996             $   18,383             $   15,937
 9/30/1996             $   18,347             $   15,950
12/31/1996             $   19,450             $   16,268
 3/31/1997             $   20,963             $   16,016
 6/30/1997             $   22,700             $   18,094
 9/30/1997             $   23,283             $   18,027
12/31/1997             $   20,097             $   16,637
 3/31/1998             $   22,994             $   19,083
 6/30/1998             $   20,253             $   19,233
 9/30/1998             $   16,322             $   16,404
12/31/1998             $   18,688             $   19,759
 3/31/1999             $   21,258             $   20,070
 6/30/1999             $   25,728             $   20,650
 9/30/1999             $   23,896             $   21,535
12/31/1999             $   26,065             $   25,277
 3/31/2000             $   26,012             $   25,416
 6/30/2000             $   27,856             $   24,530
 9/30/2000             $   27,306             $   22,663
12/31/2000             $   29,324             $   21,897
 3/31/2001             $   26,763             $   18,825
 6/30/2001             $   29,437             $   18,629
 9/30/2001             $   23,728             $   16,062
12/31/2001             $   27,819             $   17,212
 3/31/2002             $   31,006             $   17,310
 6/30/2002             $   30,315             $   16,923
 9/30/2002             $   23,365             $   13,603
12/31/2002             $   25,465             $   14,492
 3/31/2003             $   22,481             $   13,402
 6/30/2003             $   28,198             $   15,978
 9/30/2003             $   30,368             $   17,269
12/31/2003             $   35,152             $   20,206
 3/31/2004             $   36,419             $   21,063
 6/30/2004             $   37,083             $   21,084
 9/30/2004             $   37,024             $   21,124
12/31/2004             $   41,862             $   24,324
 3/31/2005             $   42,753             $   24,341
 6/30/2005             $   42,733             $   24,152

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                          (AS OF 6/30/05)

                                                                                 SINCE
                        TOTAL RETURN                                           INCEPTION
                        LAST 3 MONTHS*   1-YEAR      5-YEAR        10-YEAR     (9/30/92)
----------------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
FUND (CLASS I)              -0.05%        15.24%       8.93%         11.21%      12.06%
MSCI World ex U.S.          -0.78%        14.55%      -0.34%          5.55%       7.16%
MSCI EAFE(18)               -1.01%        13.65%      -0.58%          5.22%       6.91%
Lipper International
Fund Index(19)              -0.60%        13.45%      -0.19%          6.86%       8.15%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Fund was basically unchanged for the quarter, compared to a slight decline in the MSCI World ex U.S. Index, which was down 1%. Over the past five years your Fund has gained 9% annualized relative to a flat MSCI World ex U.S. Index.

PORTFOLIO COMPOSITION

During the quarter we eliminated four positions in the Fund: Olympus Corp (Japan), Metso (Finland), Michelin (France), and EnCana (Canada). As each of these stocks approached their respective fair values, they were sold and the proceeds redeployed in companies with more attractive valuations.

We wrote last quarter about three significant new positions in the Fund, all located in Japan. Throughout the quarter we continued to add to those names:
Honda Motor Corporation, Rohm Company, and Uni-Charm. This quarter, we added another significant position in Japan that fits our investment criteria, NTT DoCoMo.

DoCoMo is Japan's largest wireless service provider, with a current market share of 56%. The business has attractive returns, very strong expected free cash flow generation, and good potential to expand comparatively low profit margins.

The share price is trading at close to an all-time low, near the same level as at the original listing back in 1998, and down over 80% from its "TMT" (Technology, Media, Telecommunications) bubble high in 2000. DoCoMo trades at roughly 8.5x our estimate of current year operating profit, which we think is very attractive for this business. Finally, we are encouraged by management's improving shareholder focus. For example, in 2004 the Company returned 90% of net income to shareholders via buybacks and dividends (up from 5% in 2001).

Thanks to the addition of DoCoMo and other new opportunities in the past two quarters, your Fund's weighting in Japan has grown to 12 percent of the portfolio. We are pleased to find so many quality Japanese companies that sell at attractive prices and are run by managements who are shareholder-oriented. This is the largest weighting we have had in the country since the inception of the Fund in September 1992.

LOOKING FORWARD

We remain excited about the value and quality of the names in the Fund. Thank you for your continued confidence and support.


/s/ David G. Herro                            /s/ Michael J. Welsh, CFA, CPA

DAVID G. HERRO, CFA                           MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                             Portfolio Manager
dherro@oakmark.com                            mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

INTERNATIONAL DIVERSIFICATION--JUNE 30, 2005 (UNAUDITED)

[CHART]

                          % OF FUND
                EQUITY MARKET VALUE
-----------------------------------
-  EUROPE                      74.7%
     Great Britain             25.5%
     Switzerland               15.7%
   * France                     9.9%
   * Germany                    8.7%
   * Netherlands                8.3%
   * Ireland                    3.4%
   * Italy                      3.2%

                          % OF FUND
                EQUITY MARKET VALUE
-----------------------------------
-  PACIFIC RIM                 23.4%
   Japan                       12.0%
   Korea                        6.8%
   Australia                    2.4%
   Singapore                    1.4%
   Hong Kong                    0.8%

-  LATIN AMERICA                1.4%
   Mexico                       1.4%

-  OTHER                        0.5%
   Israel                       0.5%

   * Euro currency countries comprise 33.5% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2005 (UNAUDITED)

NAME                                        DESCRIPTION                              SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.6%

ADVERTISING--3.7%
   Publicis Groupe
     (France) (b)                           Advertising & Media Services               3,965,400   $   117,232,945
   Aegis Group plc
     (Great Britain)                        Media Services                            45,543,900        81,183,937
                                                                                                   ---------------
                                                                                                       198,416,882

APPAREL RETAIL--0.8%
   Giordano International
     Limited (Hong Kong)                    Pacific Rim Clothing Retailer &
                                              Manufacturer                            61,424,300   $    42,290,715

APPAREL, ACCESSORIES & LUXURY GOODS--2.1%
   Swatch Group AG, Bearer
     Shares (Switzerland)                   Watch Manufacturer                           823,000   $   115,585,378
   Swatch Group AG,
     Registered Shares
     (Switzerland)                          Watch Manufacturer                            24,700           706,320
                                                                                                   ---------------
                                                                                                       116,291,698

AUTOMOBILE MANUFACTURERS--5.1%
   Bayerische Motoren
     Werke (BMW) AG
     (Germany)                              Luxury Automobile
                                              Manufacturer                             4,054,500   $   185,124,251
   Honda Motor Co., Ltd.
     (Japan)                                Automobile & Motorcycle
                                              Manufacturer                             1,890,300        93,278,674
                                                                                                   ---------------
                                                                                                       278,402,925

BROADCASTING & CABLE TV--2.3%
   Grupo Televisa S.A.
     (Mexico) (c)                           Television Production &
                                              Broadcasting                             1,171,200   $    72,719,808
   British Sky Broadcasting
     Group plc
     (Great Britain)                        Television Production &
                                              Broadcasting                             5,291,000        50,000,810
                                                                                                   ---------------
                                                                                                       122,720,618

CONSUMER ELECTRONICS--0.7%
   Koninklijke (Royal)
     Philips Electronics N.V.
     (Netherlands)                          Electronics Manufacturer                   1,412,500   $    35,725,141

MOVIES & ENTERTAINMENT--1.6%
   Vivendi Universal SA
     (France)                               Music, Games, Television,
                                              Film, & Telecommunications               2,789,300   $    87,964,785

NAME                                        DESCRIPTION                              SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.6% (CONT.)

SPECIALTY STORES--2.1%
   Signet Group plc
     (Great Britain)                        Jewelry Retailer                          59,260,000   $   115,453,665

TEXTILES--0.5%
   Chargeurs SA (France)                    Wool, Textile Production &
                                              Trading                                    790,182   $    26,774,685

Brewers--1.6%
   Heineken Holding NV
     (Netherlands)                          Brewer                                     2,594,600   $    72,530,655
   Heineken NV
     (Netherlands)                          Brewer                                       497,500        15,376,347
                                                                                                   ---------------
                                                                                                        87,907,002

DISTILLERS & VINTNERS--3.9%
   Diageo plc (Great Britain)               Beverages, Wines, & Spirits
                                              Manufacturer                            12,023,000   $   177,267,653
   Pernod-Ricard SA (France)                Manufactures Wines, Spirits, &
                                              Fruit Juices                               199,000        31,788,220
                                                                                                   ---------------
                                                                                                       209,055,873

HOUSEHOLD PRODUCTS--2.9%
   Henkel KGaA (Germany)                    Consumer Chemical Products
                                              Manufacturer                             1,228,200   $   103,402,324
   Uni-Charm Corporation
     (Japan)                                Toiletry Product Manufacturer                956,000        38,464,231
   KAO Corp. (Japan)                        Household & Chemical Products
                                              Manufacturer                               575,000        13,564,502
                                                                                                   ---------------
                                                                                                       155,431,057

PACKAGED FOODS & MEATS--4.9%
   Nestle SA (Switzerland)                  Food & Beverage Manufacturer                 575,100   $   147,179,651
   Cadbury Schweppes plc
     (Great Britain)                        Beverage & Confectionary
                                              Manufacturer                            12,390,400       118,312,151
                                                                                                   ---------------
                                                                                                       265,491,802

PERSONAL PRODUCTS--1.4%
   L'Oreal SA (France)                      Health & Beauty Aid
                                              Manufacturer                             1,077,000   $    77,352,728

SOFT DRINKS--1.3%
   Lotte Chilsung Beverage
     Co., Ltd. (Korea)                      Soft Drinks, Juices & Sports
                                              Drinks Manufacturer                         83,400   $    72,234,316

NAME                                        DESCRIPTION                              SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.6% (CONT.)

TOBACCO--0.1%
   KT&G Corporation
     (Korea)                                Tobacco Products Manufacturer                 75,000   $     2,936,201

INTEGRATED OIL & GAS--1.8%
   BP p.l.c. (Great Britain)                Oil & Natural Gas Exploration &
                                              Production                               6,294,100   $    65,512,864
   Total SA (France)                        Oil & Natural Gas Exploration &
                                              Production                                 126,000        29,626,650
                                                                                                   ---------------
                                                                                                        95,139,514
DIVERSIFIED BANKS--15.0%
   Bank of Ireland (Ireland)                Commercial Bank                           10,462,900   $   169,919,725
   Australia and New Zealand
     Banking Group Limited
     (Australia)                            Commercial Bank                            7,348,800       121,691,443
   Lloyds TSB Group plc
     (Great Britain)                        Commercial Bank                           12,347,600       104,631,031
   Kookmin Bank (Korea)                     Commercial Banking                         2,159,700        98,225,118
   BNP Paribas SA (France) (b)              Commercial Banking                         1,156,000        79,319,524
   UniCredito Italiano S.p.A.
     (Italy)                                Banking Services                          13,556,700        71,659,838
   United Overseas Bank
     Limited, Foreign Shares
     (Singapore)                            Commercial Banking                         8,395,368        70,714,610
   Banco Popolare di Verona e
     Novara Scrl (Italy)                    Commercial Bank                            2,938,400        50,191,596
   Sanpaolo IMI S.p.A. (Italy)              Banking Services                           2,947,000        40,392,050
                                                                                                   ---------------
                                                                                                       806,744,935

DIVERSIFIED CAPITAL MARKETS--1.9%
   Credit Suisse Group
     (Switzerland)                          Investment Services & Insurance            2,609,000   $   102,902,469

INVESTMENT BANKING & BROKERAGE--1.3%
   Daiwa Securities Group Inc.
     (Japan)                                Stock Broker                              11,198,000   $    69,299,305

REAL ESTATE MANAGEMENT & DEVELOPMENT--0.0%
   United Overseas Land
     Limited (Singapore)                    Real Estate Investor                         839,537   $     1,135,418

REINSURANCE--0.3%
   Hannover
     Rueckversicherung AG
     (Germany)                              Reinsurance                                  390,800   $    14,778,957

NAME                                        DESCRIPTION                              SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.6% (CONT.)

SPECIALIZED FINANCE--5.7%
   Euronext NV
     (Netherlands)                          Stock Exchange                             5,012,500   $   169,783,894
   Deutsche Boerse AG
     (Germany)                              Electronic Trading Systems                 1,719,000       134,675,246
                                                                                                   ---------------
                                                                                                       304,459,140

PHARMACEUTICALS--9.9%
   GlaxoSmithKline plc
     (Great Britain)                        Pharmaceuticals                            8,029,300   $   194,334,473
   Novartis AG (Switzerland)                Pharmaceuticals                            3,028,000       144,235,478
   Takeda Pharmaceutical
     Company Limited
     (Japan)                                Pharmaceuticals & Food
                                              Supplements                              2,876,800       142,737,032
   Sanofi-Aventis (France)                  Pharmaceuticals                              588,508        48,357,223
                                                                                                   ---------------
                                                                                                       529,664,206

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--1.4%
   Meitec Corporation
     (Japan)                                Software Engineering Services              2,483,800   $    76,407,379

ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Rentokil Initial plc
     (Great Britain)                        Global Business Services                   3,400,000   $     9,730,532

HUMAN RESOURCE & EMPLOYMENT SERVICES--1.8%
   Michael Page
     International plc
     (Great Britain)                        Recruitment Consultancy
                                              Services                                26,290,000   $    95,256,787

INDUSTRIAL CONGLOMERATES--0.0%
   Haw Par Corporation
     Limited (Singapore)                    Healthcare & Leisure Products                 58,338   $       178,213

INDUSTRIAL MACHINERY--1.3%
   Enodis plc
     (Great Britain) (a)                    Food Processing Equipment                 33,585,320   $    69,494,156

MARINE PORTS & SERVICES--2.0%
   Associated British Ports
     Holdings plc
     (Great Britain)                        Port Operator                             12,131,399   $   107,145,669

                                                                                    SHARES HELD/
NAME                                        DESCRIPTION                                PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.6% (CONT.)

ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
   Orbotech, Ltd. (Israel) (a)              Optical Inspection Systems                 1,237,700   $    26,598,173

SEMICONDUCTORS--0.9%
   Rohm Company Limited
     (Japan)                                Integrated Circuits &
                                              Semi-Conductor Devices
                                              Manufacturer                               527,500   $    50,917,907

DIVERSIFIED CHEMICALS--2.3%
   Akzo Nobel N.V.
     (Netherlands)                          Chemical Producer                          3,107,200   $   122,506,602

FERTILIZERS & AGRICULTURAL CHEMICALS--1.7%
   Syngenta AG
     (Switzerland) (a)                      Crop Protection Products                     882,300   $    90,801,209

SPECIALTY CHEMICALS--3.4%
   Lonza Group AG,
     Registered Shares
     (Switzerland)                          Industrial Organic Chemicals               1,797,700   $    99,517,665
   Givaudan (Switzerland)                   Fragrance & Flavor Compound
                                              Manufacturer                               151,100        87,890,649
                                                                                                   ---------------
                                                                                                       187,408,314

WIRELESS TELECOMMUNICATION SERVICES--7.2%
   SK Telecom Co., Ltd.
     (Korea)                                Mobile Telecommunications                    970,200   $   170,687,675
   NTT DoCoMo Inc. (Japan)                  Mobile Telecommunications                     79,180       117,144,971
   Vodafone Group Plc
     (Great Britain)                        Mobile Telecommunications                 32,142,800        78,314,004
   Vodafone Group Plc
     (Great Britain) (c)                    Mobile Telecommunications                    606,000        14,737,919
                                                                                                   ---------------
                                                                                                       380,884,569

   TOTAL COMMON STOCKS (COST: $3,933,215,202)                                                        5,035,903,547

SHORT TERM INVESTMENTS--4.8%

U.S. GOVERNMENT BILLS--1.0%
   United States Treasury Bills, 2.705%-2.855% due 7/14/2005 - 8/18/2005          $   50,000,000   $    49,858,900

   TOTAL U.S. GOVERNMENT BILLS (COST: $49,861,399)                                                      49,858,900

NAME                                                                                   PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.8% (CONT.)

REPURCHASE AGREEMENTS--3.8%
   IBT Repurchase Agreement, 2.80% dated 6/30/2005 due 7/1/2005, repurchase price $204,515,906 collateralized by U.S. Government Agency Securities with an aggregate market value plus accrued interest
     of $214,725,000                                                              $  204,500,000   $   204,500,000
   IBT Repurchase Agreement, 2.01% dated 6/30/2005 due 7/1/2005, repurchase price $2,610,762 collateralized by a U.S. Government Agency Security
     with a market value plus accrued interest of $2,741,147                           2,610,616         2,610,616
                                                                                                   ---------------

   TOTAL REPURCHASE AGREEMENTS (COST: $207,110,616)                                                    207,110,616

   TOTAL SHORT TERM INVESTMENTS (COST: $256,972,015)                                                   256,969,516
   Total Investments (Cost $4,190,187,217)--98.4%                                                  $ 5,292,873,063
   Foreign Currencies (Cost $1,460,064)--0.0%                                                      $     1,455,915
   Other Assets In Excess Of Other Liabilities--1.6%                                                    86,008,057
                                                                                                   ---------------

   TOTAL NET ASSETS--100%                                                                          $ 5,380,337,035
                                                                                                   ===============

(a)  Non-income producing security.
(b)  All or a portion of security out on loan.
(c)  Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

REPORT FROM DAVID G. HERRO AND CHAD M. CLARK, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND CHAD M. CLARK]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(17)

                      THE OAKMARK
                     INTERNATIONAL
                       SMALL CAP            MSCI WORLD EX
                     FUND (CLASS I)           U.S. INDEX
10/31/1995             $   10,000             $   10,000
12/31/1995             $    9,630             $   10,684
 3/31/1996             $   10,970             $   11,006
 6/30/1996             $   11,570             $   11,186
 9/30/1996             $   11,590             $   11,195
12/31/1996             $   12,038             $   11,418
 3/31/1997             $   12,080             $   11,241
 6/30/1997             $   13,181             $   12,699
 9/30/1997             $   12,672             $   12,652
12/31/1997             $    9,642             $   11,677
 3/31/1998             $   11,429             $   13,394
 6/30/1998             $    9,892             $   13,499
 9/30/1998             $    8,211             $   11,513
12/31/1998             $   10,529             $   13,868
 3/31/1999             $   13,118             $   14,086
 6/30/1999             $   15,317             $   14,493
 9/30/1999             $   15,439             $   15,114
12/31/1999             $   16,190             $   17,741
 3/31/2000             $   15,387             $   17,839
 6/30/2000             $   15,529             $   17,217
 9/30/2000             $   14,908             $   15,906
12/31/2000             $   14,756             $   15,369
 3/31/2001             $   15,232             $   13,213
 6/30/2001             $   15,777             $   13,075
 9/30/2001             $   13,987             $   11,273
12/31/2001             $   16,671             $   12,080
 3/31/2002             $   18,370             $   12,149
 6/30/2002             $   18,831             $   11,877
 9/30/2002             $   14,641             $    9,547
12/31/2002             $   15,818             $   10,172
 3/31/2003             $   13,882             $    9,406
 6/30/2003             $   17,933             $   11,215
 9/30/2003             $   20,465             $   12,121
12/31/2003             $   24,109             $   14,182
 3/31/2004             $   25,685             $   14,783
 6/30/2004             $   26,436             $   14,798
 9/30/2004             $   27,411             $   14,826
12/31/2004             $   31,087             $   17,072
 3/31/2005             $   32,779             $   17,084
 6/30/2005             $   31,910             $   16,951

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                           (AS OF 6/30/05)

                                                                         SINCE
                                     TOTAL RETURN                      INCEPTION
                                    LAST 3 MONTHS*   1-YEAR   5-YEAR   (11/1/95)
--------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
SMALL CAP FUND (CLASS I)               -2.65%         20.71%  15.48%     12.75%
MSCI World ex U.S.                     -0.78%         14.55%  -0.34%      5.61%
Lipper International
Small Cap Average(20)                  -0.60%         17.35%   8.28%     11.06%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund declined 3% for the quarter, underperforming the MSCI World ex U.S. Index with a 1% decline. More importantly, however, for the past twelve months and the past three years, your Fund is up 21% and 19% respectively, soundly outpacing the MSCI World ex U.S. Index with 15% and 13% respectively.

In our last letter, we highlighted the strong new idea generation we experienced during the quarter. The two UK retailers we added to the portfolio, Matalan and JJB Sports, continued to encounter tough trading conditions on the UK High Street. UK consumer confidence has been shaken by a series of interest rate increases and fear of a tax hike following the upcoming elections. Matalan and JJB have suffered, but they both have strong balance sheets, continue to generate free cash flow, and have maintained market share and competitiveness. With the market extrapolating the current, extraordinarily difficult retail conditions into perpetuity, the gap between the current share price and the intrinsic value of each of these businesses has widened markedly. As a result, we've aggressively added to our positions.

As you would expect, Carpetright, a UK carpet retailer and one of the portfolio's largest positions, wasn't immune to the difficult environment either. As we've noted many times in the past, despite some potential cyclicality, this company should continue to deliver high returns and to generate strong free cash flow. In addition, the management team is wholly focused on deploying that free cash flow in a value-accretive manner. Because of these strong fundamentals, we recently purchased additional shares, making Carpetright the portfolio's largest holding once again.

The star performer in the quarter was Interpump. Early in the quarter, the group announced a financially sound and strategically sensible acquisition of a German manufacturer of high-pressure pumps. Following this purchase, Interpump sold its lower-margin, lower-return cleaning business for a very attractive price. When the dust settled, we were left holding a higher quality portfolio of businesses at a more attractive valuation. And, at the conclusion of all this corporate activity in late April, both the CEO and the Vice Chairman increased their personal holdings in the company. We remain very pleased with this management as it is completely focused on building per share value over time.

Our hedges performed well in the quarter, with the U.S. Dollar staging a strong recovery. Both the Swiss Franc hedges and the British Pound hedges were positive contributors, with the U.S. Dollar strengthening approximately 7% versus the Swiss Franc and approximately 5% against the British Pound in the quarter.

PORTFOLIO COMPOSITION

We had another robust quarter of new idea generation, adding five names to our approved list. Meaningful positions were established in French broadcaster M6, Swedish receivables manager Intrum Justitia, German securities broker MLP, and UK insurance broker Benfield. These replace a group of stocks that hit their target prices and were sold, including Jyske Bank, Copenhagen Airports, Kone, Davide Campari, and Geest.

Geographically, our portfolio weightings remain very similar to last quarter with Europe and the UK representing almost 70% of investments and the majority of the balance, excluding cash, in the Pacific Rim.

Virtually our entire team has been on the road visiting companies during the quarter. Despite the strong performance of the portfolio over the past three years, there is no dearth of small cap ideas. We remain excited about the opportunities outside the portfolio, and we continue to like the quality and price attractiveness of the portfolio itself. Thank you for your continued confidence.


/s/ David G. Herro                            /s/ Chad M. Clark

DAVID G. HERRO, CFA                           CHAD M. CLARK, CFA
Portfolio Manager                             Portfolio Manager
dherro@oakmark.com                            cclark@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

INTERNATIONAL DIVERSIFICATION--JUNE 30, 2005 (UNAUDITED)

[CHART]

                       % OF FUND
             EQUITY MARKET VALUE
--------------------------------
- EUROPE                    67.9%
    Great Britain           19.3%
    Switzerland             16.3%
  * France                   8.1%
  * Germany                  7.7%
  * Italy                    5.6%
  * Spain                    3.1%
    Sweden                   2.4%
    Turkey                   1.9%
  * Finland                  1.8%
    Denmark                  1.4%
  * Greece                   0.3%

                       % OF FUND
             EQUITY MARKET VALUE
--------------------------------
- PACIFIC RIM               27.3%
  Japan                     12.0%
  Korea                      6.3%
  Australia                  4.2%
  New Zealand                1.8%
  Hong Kong                  1.7%
  Malaysia                   0.5%
  Thailand                   0.4%
  Philippines                0.4%

- OTHER                      4.2%
  Bermuda                    2.8%
  Israel                     1.4%

- LATIN AMERICA              0.6%
  Mexico                     0.6%

  *  Euro currency countries comprise 26.6% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2005 (UNAUDITED)

NAME                                        DESCRIPTION                              SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8%

ADVERTISING--2.2%
   Asatsu-DK, Inc. (Japan)                  Advertising Services Provider                459,700   $    12,814,371
   G2R Inc. (Korea)                         Advertising & Marketing Services             405,110         7,087,956
                                                                                                   ---------------
                                                                                                        19,902,327

APPAREL RETAIL--5.8%
   Matalan plc
     (Great Britain)                        Clothing Retailer                          8,445,000   $    26,930,007
   JJB Sports plc
     (Great Britain)                        Sportswear & Sports Equipment
                                              Retailer                                 7,870,000        25,307,893
                                                                                                   ---------------
                                                                                                        52,237,900

APPAREL, ACCESSORIES & LUXURY GOODS--1.0%
   Bulgari S.p.A. (Italy)                   Jewelry Manufacturer & Retailer              784,900   $    8,807,929

BROADCASTING & CABLE TV--1.3%
   M6 Metropole Television
     (France)                               Television Entertainment Channel
                                              Owner & Operator                           297,700   $     7,565,495
   Media Prima Berhad
     (Malaysia) (a)                         Film Producer & Sports Promoter            9,891,000         4,294,776
                                                                                                   ---------------
                                                                                                        11,860,271

HOME IMPROVEMENT RETAIL--4.6%
   Carpetright plc
     (Great Britain)                        Carpet Retailer                            2,358,000   $    41,145,237

MOTORCYCLE MANUFACTURERS--0.4%
   Ducati Motor Holding S.p.A.
     (Italy) (a)                            Motorcycle Manufacturer                    3,015,650   $     3,565,453

PHOTOGRAPHIC PRODUCTS--1.6%
   Vitec Group plc
     (Great Britain)                        Photo Equipment & Supplies                 2,383,907   $    14,264,370

PUBLISHING--2.1%
   Tamedia AG (Switzerland)                 TV Broadcasting & Publishing                 143,661   $    13,114,608
   Matichon Public Company
     Limited (Thailand)                     Newspaper Publisher                       20,395,000         3,504,041
   Daekyo Co., Ltd. (Korea)                 Educational Information
                                              Service Provider                            27,660         1,898,366
                                                                                                   ---------------
                                                                                                        18,517,015

BREWERS--1.2%
   Kook Soon Dang Brewery
     Co., Ltd. (Korea)                      Wine & Spirits Manufacturer                  771,076   $    10,397,787

NAME                                        DESCRIPTION                              SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8% (CONT.)

DISTILLERS & VINTNERS--1.6%
   Baron de Ley, S.A.
     (Spain) (a)                            Wines & Spirits Manufacturer                 305,637   $    14,062,329

PACKAGED FOODS & MEATS--1.9%
   Lotte Confectionery Co.,
     Ltd. (Korea)                           Candy & Snacks Manufacturer                   13,914   $     9,683,983
   Robert Wiseman Dairies
     plc (Great Britain)                    Milk Processor & Distributor                 959,000         4,458,336
   Alaska Milk Corporation
     (Philippines)                          Milk Producer                             56,360,000         3,070,978
                                                                                                   ---------------
                                                                                                        17,213,297

ASSET MANAGEMENT & CUSTODY BANKS--4.0%
   Julius Baer Holding AG-B
     (Switzerland)                          Asset Management                             419,000   $    25,630,710
   MLP AG (Germany)                         Asset Management                             569,600        10,649,707
                                                                                                   ---------------
                                                                                                        36,280,417

INSURANCE BROKERS--2.6%
   Benfield Group Ltd.
     Common Stock
     (Bermuda)                              Reinsurance Service Provider               5,037,000   $    23,867,913

MULTI-SECTOR HOLDINGS--1.9%
   Pargesa Holding AG
     (Switzerland)                          Diversified Operations                         4,744   $    17,363,636

OTHER DIVERSIFIED FINANCIAL SERVICES--2.1%
   Ichiyoshi Securities Co.,
     Ltd. (Japan)                           Stock Broker                               2,079,700   $    19,324,231

REGIONAL BANKS--1.7%
   Pusan Bank (Korea)                       Commercial Banking                         1,033,500   $     9,191,107
   Daegu Bank (Korea)                       Commercial Banking                           739,400         6,332,609
                                                                                                   ---------------
                                                                                                        15,523,716

SPECIALIZED FINANCE--0.2%
   Athens Stock Exchange
     S.A. (Greece)                          Exchange Services                            293,000   $     2,169,993

NAME                                        DESCRIPTION                              SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8% (CONT.)

HEALTH CARE SUPPLIES--2.8%
   Ansell Limited (Australia)               Protective Rubber & Plastics
                                              Products                                 1,733,684   $    13,252,201
   Coloplast A/S, Class B
     (Denmark)                              Healthcare Products & Services
                                              Provider                                   203,000        11,786,703
                                                                                                   ---------------
                                                                                                        25,038,904

PHARMACEUTICALS--2.2%
   Santen Pharmaceutical Co.,
     Ltd. (Japan)                            Pharmaceuticals                             896,000   $    20,328,732

AIR FREIGHT & LOGISTICS--1.7%
   Mainfreight Limited
     (New Zealand)                          Logistics Services                         7,475,285   $    15,081,612

AIRPORT SERVICES--0.5%
   Grupo Aeroportuario del
     Sureste S.A. de C.V.
     (Mexico) (b)                           Airport Operator                             149,700   $     4,767,945

CONSTRUCTION & ENGINEERING--0.9%
   Tae Young Corp. (Korea)                  Heavy Construction                           256,370   $     8,562,188

CONSTRUCTION & FARM MACHINERY & Heavy Trucks--0.2%
   Vossloh AG (Germany)                     Railroad Equipment Manufacturer               29,000   $     1,358,151

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--2.0%
   Prosegur, Compania de
     Seguridad SA (Spain)                   Security & Transportation Services           552,800   $    11,680,232
   Intrum Justitia AB
     (Sweden) (a)                           Diversified Financial Services               961,243         6,675,299
                                                                                                   ---------------
                                                                                                        18,355,531

ELECTRICAL COMPONENTS & EQUIPMENT--2.4%
   Pfeiffer Vacuum
     Technology AG
     (Germany)                              Vacuum Pump Manufacturer                     355,832   $    16,569,876
   Carbone Lorraine SA
     (France)                               Electrical Systems Manufacturer              106,245         5,046,466
                                                                                                   ---------------
                                                                                                        21,616,342

HUMAN RESOURCE & EMPLOYMENT SERVICES--0.8%
   DIS Deutscher Industrie
     Service AG (Germany)                   Recruitment Consultancy Services             173,800   $     7,424,440

NAME                                        DESCRIPTION                              SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8% (CONT.)

INDUSTRIAL CONGLOMERATES--2.7%
   Dogan Sirketler Grubu
     Holdings A.S.
     (Turkey) (a)                           Diversified Holding Company                6,258,511   $    15,805,033
   Rheinmetall AG
     (Germany)                              Automotive Pump Manufacturer                 185,600         9,348,012
                                                                                                   ---------------
                                                                                                        25,153,045

INDUSTRIAL MACHINERY--14.4%
   Interpump Group S.p.A.
     (Italy)                                Pump & Piston Manufacturer                 5,326,600   $    34,350,654
   Saurer AG
     (Switzerland) (a)                      Textile Equipment Manufacturer               502,653        31,375,368
   Schindler Holding AG
     (Switzerland)                          Elevator & Escalator Manufacturer             64,200        23,480,474
   Halma plc (Great Britain)                Electronic Instrument Producer             6,557,000        17,209,158
   Alfa Laval AB (Sweden)                   Filtration & Separation Equipment            807,500        11,680,428
   LISI (France)                            Industrial Fastener Manufacturer             135,813         9,828,375
   Munters AB (Sweden)                      Cooling & Moisture Control Systems            77,400         1,709,101
                                                                                                   ---------------
                                                                                                       129,633,558

OFFICE SERVICES & SUPPLIES--0.2%
   Domino Printing Sciences
     plc (Great Britain)                    Printing Equipment                           300,000   $     1,410,806

COMPUTER HARDWARE--2.1%
   Wincor Nixdorf AG
     (Germany)                              Banking Machine Manufacturer                 234,800   $    19,182,509

COMPUTER STORAGE & PERIPHERALS--1.0%
   Lectra (France)                          Manufacturing Process Systems              1,813,100   $     8,776,492

DATA PROCESSING & OUTSOURCED SERVICES--2.4%
   Baycorp Advantage
     Limited (Australia)                    Credit Reference Services                  9,412,800   $    21,714,299

ELECTRONIC EQUIPMENT MANUFACTURERS--5.0%
   Mabuchi Motor Co.,
     Ltd. (Japan)                           Digital Camera Motors Manufacturer           315,200   $    18,169,851
   Vaisala Oyj, Class A
     (Finland)                              Atmospheric Observation Equipment            627,000        15,440,848
   Orbotech, Ltd.
     (Israel) (a)                           Optical Inspection Systems                   536,500        11,529,385
                                                                                                   ---------------
                                                                                                        45,140,084

                                                                                    SHARES HELD/
NAME                                        DESCRIPTION                                PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8% (CONT.)

HOME ENTERTAINMENT SOFTWARE--1.5%
   Square Enix Co., Ltd.
     (Japan)                                Entertainment Software                       447,900   $    13,657,212

IT CONSULTING & OTHER SERVICES--3.6%
   Morse Plc
     (Great Britain)                        Business & Technology Solutions           12,174,000   $    15,266,805
   Alten (France) (a)                       Systems Consulting & Engineering             443,281        11,254,438
   Sopra Group (France)                     Computer Engineering                         111,930         6,095,344
                                                                                                   ---------------
                                                                                                        32,616,587

OFFICE ELECTRONICS--2.2%
   Neopost Sa (France)                      Mailroom Equipment Supplier                  220,700   $    19,430,078

INDUSTRIAL GASES--1.8%
   Taiyo Ink Mfg. Co., Ltd.
     (Japan)                                Manufacturer of Resist Inks                  426,100   $    16,567,352

SPECIALTY CHEMICALS--4.6%
   Gurit-Heberlein AG
     (Switzerland)                          Chemical Producer                             36,075   $    25,557,758
   Croda International plc
     (Great Britain)                        Chemical Producer                          2,359,600        16,126,857
                                                                                                   ---------------
                                                                                                        41,684,615

ALTERNATIVE CARRIERS--1.6%
   Asia Satellite
     Telecommunications
     Holdings Limited
     (Hong Kong)                            Satellite Operator                         8,291,500   $    14,511,859

   TOTAL COMMON STOCKS (COST: $676,212,809)                                                            838,516,162

SHORT TERM INVESTMENTS--5.5%

U.S. GOVERNMENT BILLS--1.1%
   United States Treasury Bills, 2.90% Due 7/28/2005                               $  10,000,000   $     9,978,250

   TOTAL U.S. GOVERNMENT BILLS (COST: $9,978,250)                                                        9,978,250

NAME                                                                                   PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.5% (CONT.)

REPURCHASE AGREEMENTS--4.4%
   IBT Repurchase Agreement, 2.80% dated 6/30/2005 due 7/1/2005, repurchase price $38,502,994 collateralized by U.S. Government Agency Securities with
     an aggregate market value plus accrued interest of $40,425,000                $  38,500,000   $    38,500,000
   IBT Repurchase Agreement, 2.01% dated 6/30/2005 due 7/1/2005, repurchase price $1,768,390 collateralized by a U.S. Government Agency Security with
     a market value plus accrued interest of $1,856,705                                1,768,291         1,768,291
                                                                                                   ---------------

   TOTAL REPURCHASE AGREEMENTS (COST: $40,268,291)                                                      40,268,291

   TOTAL SHORT TERM INVESTMENTS (COST: $50,246,541)                                                     50,246,541
   Total Investments (Cost $726,459,350)--98.3%                                                    $   888,762,703
   Foreign Currencies (Cost $291,456)--0.0%                                                        $       290,274
   Other Assets In Excess Of Other Liabilities--1.7%                                                    14,923,568
                                                                                                   ---------------
   TOTAL NET ASSETS--100%                                                                          $   903,976,545
                                                                                                   ===============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the Funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the Funds (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the investments of the Funds and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

The performance data quoted represents past performance. The above performance for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

The performance information for Class I shares of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Equity & Income Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor for 90 days or less. The purpose of this redemption fee is to deter market timers.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

THE OAKMARK EQUITY AND INCOME FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 5/7/04.

EQUITY AND INCOME INVESTS IN MEDIUM- AND LOWER-QUALITY DEBT SECURITIES THAT HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES, WHICH MAY RESULT IN GREATER SHARE PRICE VOLATILITY. AN ECONOMIC DOWNTURN COULD SEVERELY DISRUPT THE MARKET IN MEDIUM OR LOWER GRADE DEBT SECURITIES AND ADVERSELY AFFECT THE VALUE OF OUTSTANDING BONDS AND THE ABILITY OF THE ISSUERS TO REPAY PRINCIPAL AND INTEREST.

THE OAKMARK GLOBAL FUND AND THE OAKMARK INTERNATIONAL FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 12/15/03.

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

 1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

 2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

 3. The quoted passages are taken from FREAKONOMICS: A ROGUE ECONOMIST EXPLORES THE HIDDEN SIDE OF EVERYTHING, written by Steven Levitt and Stephen Dubner and published by HarperCollins Publishers, 2005.

 4. The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

 5. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

 6. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

 7. The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot actually make investments in this index.

 8. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

 9. The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

 10. The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

 11. Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot actually make investments in this index.

 12. THE END OF OIL: ON THE EDGE OF A PERILOUS NEW WORLD, written by Paul Roberts and published by Houghton Mifflin, 2004.

 13. TWILIGHT IN THE DESERT: THE COMING SAUDI OIL SHOCK AND THE WORLD ECONOMY, written by Matthew R. Simmons and published by Wiley, 2005.

 14. FOOLED BY RANDOMNESS: THE HIDDEN ROLE OF CHANCE IN THE MARKETS AND IN LIFE, written by Nassim Taleb and published by W. W. Norton & Company, 2001.

 15. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged and investors cannot actually make investments in this index.

 16. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

 17. The MSCI World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

 18. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 2003 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

 19. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

 20. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

Three key tenets of our investment philosophy:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2    Invest in companies expected to grow shareholder value over time.

3    Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

                                     INVEST
     Managers select stocks from the approved list for their specific funds

                                  APPROVED LIST
                       Securities available for investment

                      QUANTITATIVE AND QUALITATIVE RESEARCH
          Rigorous analysis is performed to ensure that the stock meets our strict value standards

                                CRITERIA SCREENS
           Managers and research team screen for stocks that are worth further consideration

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment

                          BOTTOM-UP INVESTMENT PROCESS

[SIDENOTE]

WHO SHOULD INVEST
Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO
Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility--and potentially provide more consistent returns over time.

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

     Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

TRUSTEES AND OFFICERS

TRUSTEES
   Gary N. Wilner, M.D.--Chairman
   Michael J. Friduss
   Thomas H. Hayden
   Christine M. Maki
   John R. Raitt
   Allan J. Reich
   Marv R. Rotter
   Burton W. Ruder
   Peter S. Voss

OFFICERS
   John R. Raitt--President
   Robert M. Levy--Executive Vice President
   Henry R. Berghoef--Vice President
   Chad M. Clark--Vice President
   Kevin G. Grant--Vice President
   David G. Herro--Vice President
   Clyde S. McGregor--Vice President
   William C. Nygren--Vice President
   Vineeta D. Raketich--Vice President
   Janet L. Reali--Vice President and Secretary
   Ann W. Regan--Vice President and Assistant Secretary
   Edward A. Studzinski--Vice President
   Michael J. Welsh--Vice President
   Kristi L. Rowsell--Treasurer
   John J. Kane--Assistant Treasurer

OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   IXIS Asset Management Services, Inc.
   Boston, Massachusetts

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
   Deloitte & Touche LLP
   Chicago, Illinois

FOR MORE INFORMATION
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com

TO OBTAIN A PROSPECTUS, AN APPLICATION OR PERIODIC REPORTS, ACCESS OUR WEB SITE AT www.oakmark.com, OR CALL 1-800-OAKMARK (1-800-625-6275) OR (617) 449-6274.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at www.oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds.The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

[OAKMARK LOGO]

1-800-OAKMARK
www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: August 2005.